Sentinel Funds Prospectus Dated March 28, 2008 as supplemented October 3, 2008 Class A, Class B, Class C, Class D and Class S

Sentinel Balanced Fund	Sentinel Mid Cap Growth Fund
Sentinel Capital Growth Fund	Sentinel Mid Cap Value Fund
Sentinel Common Stock Fund	Sentinel Short Maturity Government Fund
Sentinel Conservative Allocation Fund	Sentinel Small Company Fund
Sentinel Government Securities Fund	Sentinel Small/Mid Cap Fund
Sentinel Growth Leaders Fund	Sentinel U.S. Treasury Money Market Fund
Sentinel International Equity Fund

This prospectus contains information you should know before investing, including information about risks.
Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Sentinel Funds National Life Drive Montpelier, VT 05604

Table of Contents

Sentinel Balanced Fund
Sentinel Capital Growth Fund
Sentinel Common Stock Fund
Sentinel Conservative Allocation Fund
Sentinel Government Securities Fund
Sentinel Growth Leaders Fund
Sentinel International Equity Fund
Sentinel Mid Cap Growth Fund
Sentinel Mid Cap Value Fund
Sentinel Short Maturity Government Fund
Sentinel Small Company Fund
Sentinel Small/Mid Cap Fund
Sentinel U.S. Treasury Money Market Fund
Disclosure of Portfolio Securities
Principal Investment Risks
Share Classes
Buying, Selling and Transferring Fund Shares
Pricing Fund Shares
Dividends, Capital Gains and Taxes
Investment Advisors and Portfolio Managers
Financial Highlights

The Privacy Policy of the Sentinel Funds, Sentinel Asset Management, Inc., Sentinel Financial Services Company and
Sentinel Administrative Services, Inc. is included at the back of this booklet following the prospectus.

In this prospectus, each Sentinel Fund is referred to individually as a “Fund.” Sentinel Asset Management, Inc. (“Sentinel”) is
the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its investment objective(s).

2

Sentinel Balanced Fund

Investment Objective. The Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value.

Principal Investment Strategies. The Fund normally invests primarily in common stocks and investment-grade bonds with at least
25% of its assets in bonds and at least 25% of its assets in common stock. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel will divide the Fund’s assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential. Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel’s philosophy for the equity portion of the portfolio is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk. Sentinel looks for securities of superior companies with a positive multi-
year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time, with attractive risk profiles and long-term adjusted returns. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The bond portion of the Fund may invest without limitation in bonds in the first through the fourth highest categories of Moody’s
(Aaa to Baa) and Standard and Poor’s (AAA to BBB). It may also purchase bonds in the lowest rating categories (C for
Moody’s and D for Standard and Poor’s) and comparable unrated securities. However, it will only purchase securities rated B3 or lower by Moody’s or lower than B- by Standard and Poor’s if Sentinel believes the quality of the bonds is higher than indicated
by the rating. No more than 20% of the Fund’s total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody’s or BBB by Standard & Poor’s).

The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association (“GNMA”). Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association (“FNMA”) and by the Federal Home Loan Mortgage Corporation (“FHLMC”). In all
of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the
United States. While the original maximum life of a mortgage-backed security considered for this Fund can vary from 10 to 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-
backed securityholder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S.
Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), and interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%. The Fund may participate in a securities lending program.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s

3

assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a stock to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.

Principal Investment Risks. The Fund is principally subject to stock market and selection, investment style, sector, general foreign securities, general fixed-income securities, government securities, dollar rolls, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

Performance
The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years (or since inception)
compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class
A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the
Fund will perform in the future.

Inception: 1938 Total Return (%)

11.9	0.5	8.6	-2.9	-9.7	22.1	7.7	5.4	11.8	8.0

98	99	00	01	02	03	04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 12.33% (quarter ended June 30, 2003) and the lowest return for a quarter was -9.44% (quarter ended September 30, 2002).

Average Annual Total Return
The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B, Class C and Class D shares.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2007 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income.
However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2007.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended			Past 10 Years/
December 31, 2007	Past One Year Past 5 Years Since Inception

Return Before Taxes: Class A	2.55	9.69	5.45
Return After Taxes on Distributions: Class A	1.16	8.40	3.72
Return After Taxes on Distributions and Sale of Fund Shares: Class A3	3.13	7.93	3.86
Return Before Taxes: Class B	3.08	9.60	5.50
Standard & Poor’s 500 Index[4]	5.49	12.83	5.91
Lehman Brothers U.S. Aggregate Bond Index[5]	6.97	4.42	5.97
Return Before Taxes: Class C	5.92	9.75	4.31[1]
Standard & Poor’s 500 Index[4]	5.49	12.83	4.49[1]

4

For the periods ended			Past 10 Years/
December 31, 2007	Past One Year Past 5 Years Since Inception

Lehman Brothers U.S. Aggregate Bond Index[5]	6.97	4.42	5.95[1]
Return Before Taxes: Class D	1.64	9.73	4.52[2]
Standard & Poor’s 500 Index[4]	5.49	12.83	3.67[2]
Lehman Brothers U.S. Aggregate Bond Index[5]	6.97	4.42	5.69[2]

[1] From inception on May 4, 1998.
[2] From inception on January 4, 1999.
[3] Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.
[4] The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.
[5] The Lehman Brothers U.S. Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed
Securities Index, and the Asset-Backed Securities Index. The index’s total return consists of price appreciation/depreciation plus income as a percentage of the original investment.

Fees and Expenses These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
		Class A	Class B	Class C	Class D
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)		5.00%	None	None	None
Maximum Deferred Sales Charge (Load)		1.00%[1]	4.00%[2]	1.00%[3]	6.00%[4]
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends				None
Redemption Fees[5]				None
Exchange Fees				None

Annual Fund Operating Expenses (as a percentage of average net assets)
	Class A	Class B	Class C	Class D

Management Fee[6]	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service
(12b-1) Fees[7]	0.30%	1.00%	1.00%	0.48%[7]
Other Expenses	0.28%	0.47%	0.58%	0.42%
Acquired Fund Fees and	-	-	-	-
Expenses

Total Annual Fund Operating
Expenses	1.11%	2.00%	2.11%	1.43%

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$ 608	$ 835	$ 1,081	$ 1,784
Class B (if you redeem)	603	927	1,278	1,886
Class B (if you do not redeem)	203	627	1,078	1,886
Class C (if you redeem)	314	661	1,134	2,441
Class C (if you do not redeem)	214	661	1,134	2,441
Class D (if you redeem)	746	952	1,182	1,713
Class D (if you do not redeem)	146	452	782	1,713

1 If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
2 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.
3 If shares are redeemed on or before one year after purchase.

5

4 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.
5 The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.
6 The Fund pays an advisory fee at a rate of 0.55% per annum on the first $200 million of the Fund’s average daily net assets; 0.50% per annum on the next
$200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and $ 0.35%
per annum on such assets over $2 billion.
7 Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

6

Sentinel Capital Growth Fund

Investment Objective. The Fund seeks long-term growth of capital and, secondarily, current income.

Principal Investment Strategies. The Fund normally invests primarily in a broad range of common stocks of companies that
Sentinel believes have above-average growth potential.

Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole. Sentinel utilizes a blended “top-down” and “bottom-up” approach. In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate. In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. With respect to the Fund’s current income objective, Sentinel also analyzes a company’s dividend-paying characteristics when selecting investments. Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth potential and relative valuations and to facilitate informed investment decisions.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or
Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

Sentinel expects to sell Fund holdings to meet redemptions, when the valuation of the underlying company relative to its future growth rate appears to have become excessive, when the fundamentals of a company are perceived to be deteriorating, or when more attractive alternative investments surface.

Principal Investment Risks: The Fund is principally subject to stock market and selection, investment style, sector, general foreign securities, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

Performance
The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

The performance of the Fund prior to March 17, 2006 is based on the adjusted performance of its predecessor, the Bramwell
Growth Fund, which had different expenses but substantially similar investment risks.

7

Inception: 1994[1]
Total Return (%)

34.5	25.7	-2.4	-16.2	-20.2	20.4	4.4	5.0	8.4	15.8

98	99	00	01	02	03	04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 22.70% (quarter ended December 31,
1998) and the lowest return for a quarter was -16.26% (quarter ended September 30, 2001).

[1]Inception date reflects the inception of the Fund’s predecessor.

Average Annual Total Return
The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class C shares.
How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2007 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income.
However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2007.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended
December 31, 2007[1]	Past One Year	Past 5 Years	Past 10 Years

Return Before Taxes: Class A	9.95	9.48	5.66
Return After Taxes on Distributions:
Class A	8.69	8.54	4.67
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	8.10	8.14	4.71
Return Before Taxes: Class C	12.59	9.48	5.28
Russell 1000® Growth Index[3]	11.81	12.10	3.83
Standard & Poor’s 500 Index[4]	5.49	12.83	5.91

[1] Performance for the Fund prior to its inception on March 17, 2006 is based on the performance of the predecessor Bramwell Growth Fund, which was offered without a sales load, restated to reflect the sales loads of the Class A and Class C shares, respectively. Performance does not reflect the increase in the maximum Rule 12b-1 fees for Class A shares. If it did, returns would be lower. Performance of Class C shares prior to March 17, 2006 has been adjusted for the higher estimated expenses of those shares.
[2] Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.
[3] The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
[4] The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

Fees and Expenses These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested		None

8

Dividends
Redemption Fees[3]				None
Exchange Fees				None

Annual Fund Operating Expenses (as a percentage of average net assets)
		Distribution			Total
		and/or		Acquired Fund	Annual Fund
	Management	Service	Other	Fees and	Operating
Class	Fee[4]	(12b-1) Fees	Expenses	Expenses	Expenses
Class A	0.70%	0.30%	0.28%	-	1.28%
Class C	0.70%	0.93%[5]	1.21%	-	2.84%

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$ 624	$ 886	$ 1,167	$ 1,986
Class C (if you redeem)	387	880	1,499	3,166
Class C (if you do not redeem)	287	880	1,499	3,166

1 If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
2 If shares are redeemed on or before one year after purchase.
3 The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.
4 The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next
$300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% per annum of such assets over $2 billion.
5 Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

Supplemental Performance Information
The predecessor to the Fund was offered without a load. Below is supplemental performance information for the Fund’s Class A shares without taking into account the front-end sales load.

For the periods ended
December 31, 2007[1]	Past One Year	Past 5 Years	Past 10 Years

Return Before Taxes: Class A	15.76	10.61	6.20
Return After Taxes on Distributions:
Class A	14.44	9.67	5.21
Return After Taxes on Distributions and Sale of Fund Shares:
Class A	11.96	9.15	5.20
Russell 1000® Growth Index[2]	11.81	12.10	3.83
Standard & Poor’s 500 Index[3]	5.49	12.83	5.91

[1] Performance for the Fund prior to its inception on March 17, 2006 is based on the performance of the predecessor Bramwell Growth Fund, which was offered without a sales load. Performance does not reflect the current sales load or the increase in the maximum Rule 12b-1 fees for Class A shares. If it did, returns would be lower.
[2] The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
3 The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

9

Sentinel Common Stock Fund

Investment Objective. The Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in common stocks. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. The Fund invests mainly in a diverse group of common stocks of well-established companies, typically above $5 billion in market capitalization, most of which pay regular dividends. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the
U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel’s philosophy is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-
average risk. Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a stock to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.

Principal Investment Risks: The Fund is principally subject to stock market and selection, investment style, sector, general foreign securities, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

Performance
The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years (or since inception)
compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class
A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the
Fund will perform in the future.

Inception: 1934 Total Return (%)

14.0	3.1	10.5	-10.0	-17.0	29.4	9.5	7.3	16.0	9.4

98	99	00	01	02	03	04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 17.88% (quarter ended June 30, 2003) and the lowest return for a quarter was -16.21% quarter ended September 30, 2002).

Average Annual Total Return
The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions

10

for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and
Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2007 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income.
However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2007.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended			Past 10 Years/
December 31, 2007	Past One Year	Past 5 Years Since Inception

Return Before Taxes: Class A	3.96	12.87	5.91
Return After Taxes on Distributions:
Class A	3.02	11.46	4.24
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	3.81	10.80	4.43
Return Before Taxes: Class B	4.37	12.69	5.91
Standard & Poor’s 500 Index[3]	5.49	12.83	5.91
Russell 1000® Index[4]	5.77	13.43	6.20
Return Before Taxes: Class C	7.38	12.83	4.45[1]
Standard & Poor’s 500 Index[3]	5.49	12.83	4.49[1]
Russell 1000® Index[4]	5.77	13.43	4.84 1

[1] From inception on May 4, 1998.
[2] Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.
[3] The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.
4 The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

Fees and Expenses These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
		Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)		5.00%	None	None
Maximum Deferred Sales Charge (Load)		1.00%[1]	4.00%[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends			None
Redemption Fees[4]			None
Exchange Fees			None

Annual Fund Operating Expenses (as a percentage of average net assets)
		Distribution			Total
		and/or		Acquired Fund	Annual Fund
	Management	Service	Other	Fees and	Operating
Class	Fee[5]	(12b-1) Fees	Expenses	Expenses	Expenses
Class A	0.63%	0.30%	0.18%	-	1.11%
Class B	0.63%	1.00%	0.47%	-	2.10%
Class C	0.63%	1.00%	0.44%	-	2.07%

11

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$ 608	$ 835	$ 1,081	$ 1,784
Class B (if you redeem)	613	958	1,329	1,944
Class B (if you do not redeem)	213	658	1,129	1,944
Class C (if you redeem)	310	649	1,114	2,400
Class C (if you do not redeem)	210	649	1,114	2,400

1 If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
2 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.
3 If shares are redeemed on or before one year after purchase.
4 The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.
5 The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next
$300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion.

12

Sentinel Conservative Allocation Fund

Investment Objective. The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

Principal Investment Strategies. The Fund normally divides its assets among several broad asset classes. Sentinel has broad discretion in allocating assets among the classes. The classes are:

1. INVESTMENT-GRADE BONDS. The Fund normally invests at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, and investment-grade corporate bonds, and may include the dollar roll transactions described for the Balanced Fund. Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated investment-
grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

2. BELOW INVESTMENT-GRADE BONDS. The Fund may invest up to 45% of its total assets in bonds rated below investment grade (e.g., rated below BBB by Standard and Poor's or below Baa by Moody’s) or which are unrated but considered to be of comparable credit quality by Sentinel. These bonds are sometimes called "junk bonds". Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated below investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

3. EQUITY AND EQUITY-RELATED SECURITIES. The Fund may invest up to 50% of its total assets in these securities, including common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund may invest up to 10% of its total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund generally sells a high-yield bond any time its spread tightens to a point where the portfolio manager believes the ratings would place it, assuming no external events, or when a fundamental reassessment of the bond changes its rating category, generally downward. The Fund may sell a stock if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation and/or to manage the size of the holding or the sector weighting. The Fund generally may sell a foreign security when there is a deterioration of the five factors the portfolio manager uses to assess it. The Fund may also sell a holding to meet redemptions or to take advantage of a more attractive investment opportunity.

Principal Investment Risks. The Fund is principally subject to stock market and selection, sector, general foreign securities, emerging markets, foreign banks and securities depositories, general fixed-income securities, dollar rolls, government securities, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

Performance
The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year and since inception compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares

13

for each calendar year since inception. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception: 2003
Total Return (%)

7.9	1.0	9.6	6.6

04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 5.22% (quarter ended December 31, 2004)
and the lowest return for a quarter was -1.14% (quarter ended June 30, 2004).

Average Annual Total Return
The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and
Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2007 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income.
However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2007.

Index returns reflect no deduction for fees, expenses or taxes.
For the periods ended
December 31, 2007	Past One YearSince Inception[1]

Return Before Taxes: Class A	1.23	7.92
Return After Taxes on Distributions: Class A	0.11	6.32
Return After Taxes on Distributions and Sale of Fund Shares:	1.14	6.01
Class A2
Return Before Taxes: Class B	1.83	7.92
Return Before Taxes: Class C	4.67	8.25
Lehman Brothers U.S. Aggregate Bond Index[3]	6.97	4.19
Standard & Poor’s 500 Index[4]	5.49	15.32

[1] From inception on March 10, 2003.
[2] Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.
[3] The Lehman Brothers U.S. Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed
Securities Index, and the Asset-Backed Securities Index. The index’s total return consists of price appreciation/depreciation plus income as a percentage of the original investment.
[4] The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

. Fees and Expenses These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	4.00%[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends		None

14

Redemption Fees[4]				None
Exchange Fees				None

Annual Fund Operating Expenses (as a percentage of average net assets)
		Distribution			Total
		and/or		Acquired Fund	Annual Fund
	Management	Service	Other	Fees and	Operating
Class	Fee[5]	(12b-1) Fees	Expenses	Expenses	Expenses
Class A	0.55%	0.30%	0.43%	-	1.28%
Class B	0.55%	1.00%	0.52%	-	2.07%
Class C	0.55%	1.00%	0.70%	-	2.25%

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$ 624	$ 886	$ 1,167	$ 1,968
Class B (if you redeem)	610	949	1,314	2,012
Class B (if you do not redeem)	210	649	1,114	2,012
Class C (if you redeem)	328	703	1,205	2,585
Class C (if you do not redeem)	228	703	1,205	2,585

1 If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
[2] The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.
3 If shares are redeemed on or before one year after purchase.
[4] The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.
[5] The Fund pays an advisory fee at a rate of 0.55% per annum on the first $200 million of the Fund’s average daily net assets; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and 0.35% per annum on such assets over $ 2 billion.

15

Sentinel Government Securities Fund

Investment Objective. The Fund seeks high current income while seeking to control risk.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in U.S. government securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the
Fund’s shareholders. The Fund invests mainly in U.S. government bonds. These bonds include direct obligations of the U.S.
Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities.
The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities. Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed securities and engages in dollar roll transactions both as described above for the Balanced Fund.

The Fund may also use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, only in aggregate amounts of not more than 25% of the Fund's assets and only where the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In addition, the Fund may invest up to 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

Principal Investment Risks. The Fund is principally subject to general fixed-income securities, government securities, dollar rolls, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, securities lending and repurchase agreements risks.

Performance
The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception: 1986
Total Return (%)

9.1	-3.5	12.6	6.9	10.6	2.9	4.7	2.3	4.3	7.7

98	99	00	01	02	03	04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 4.84% (quarter ended September 30,
1998) and the lowest return for a quarter was -1.96% (quarter ended March 31, 1999 ).

Average Annual Total Return
The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class C shares.

16

How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2007 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income.
However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2007.

The Class C share returns prior to its inception are based on the adjusted returns of the Class A shares.

Index returns reflect no deduction for fees, expenses or taxes.
			Past 10
			Years/
For the periods ended	Past One	Past 5	Since
December 31, 2007[1]	Year	Years	Inception

Return Before Taxes: Class A	3.41	3.50	5.23
Return After Taxes on Distributions:
Class A	1.73	1.89	3.20
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	2.17	2.02	3.20
Class C	4.97	3.18	4.55
Lehman Brothers U.S. Government Bond Index[3]	8.66	4.10	5.92
Lehman Brothers U.S. Mortgage Backed Securities Index [4,6]	6.90	4.49	5.91
Lehman Brothers U.S. Fixed-Rate Mortgage Backed	6.96	4.50	5.91
Securities (MBS) Index5, 6

1 Class A share returns prior to June 1, 2006 but after April 10, 2005 have been restated to reflect the increase in the maximum sales charge from 2% to 4%. Prior to April 11, 2005, the Fund’s maximum Class A sales charge had been 4%. The Class C share returns prior to June 1, 2006 are based on the returns of the Class A shares adjusted to reflect that Class C shares do not charge a front-end sales load but may be subject to a contingent deferred sales load and adjusted for Class C’s estimated higher expenses.
2 Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or after taxes on distribution when a net capital loss occurs upon the redemption of fund shares.
3 The Lehman Brothers U.S. Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S.
government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.
4 The Lehman Brothers U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
5 The Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities (MBS) Index is an unmanaged index made up of the securities in the Lehman Brothers U.S. Mortgage-Backed Securities Index that are of investment quality, have at least one year to maturity and have an outstanding par value of at least $100 million.
6 The Government Securities Fund is replacing the Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities (MBS) Index with the Lehman Brothers U.S. Mortgage Backed Securities (MBS) Index because Sentinel believes the new index is a more appropriate measure of the Fund’s current investment strategy.

Fees and Expenses These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	4.00%	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends		None
Redemption Fees[3]		None
Exchange Fees		None

17

Annual Fund Operating Expenses (as a percentage of average net assets)
		Distribution			Total
		and/or		Acquired Fund	Annual Fund
	Management	Service	Other	Fees and	Operating
Class	Fee[4]	(12b-1) Fees	Expenses	Expenses	Expenses
Class A	0.52%	0.20%	0.27%	-	0.99%
Class C	0.52%	0.96%[5]	0.88%	-	2.36%

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$ 497	$ 703	$ 925	$ 1,564
Class C (if you redeem)	339	736	1,260	2,696
Class C (if you do not redeem)	239	736	1,260	2,696

1 If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
3 The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.
4 The Fund pays an advisory fee at the rate of 0.55% per annum on the first $200 million of the aggregate average daily net assets of the Government
Securities and Short Maturity Government Funds; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and 0.35% per annum on such assets over $2 billion.
5 Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

18

Sentinel Growth Leaders Fund

Investment Objective. The Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Fund normally invests primarily in common stocks of 20 to 30 companies that Sentinel believes have above-average growth potential. This Fund is non-diversified, which means that it may hold fewer securities than a diversified portfolio and may take larger positions in individual stocks.

Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole. Sentinel utilizes a blended “top-down” and “bottom-up” approach. In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate. In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth potential and relative valuations and to facilitate informed investment decisions.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or
Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

Sentinel expects to sell Fund holdings to meet redemptions, when the valuation of the underlying company relative to its future growth rate appears to have become excessive, when the fundamentals of a company are perceived to be deteriorating, or when more attractive alternative investments surface.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

Principal Investment Risks. The Fund is principally subject to stock market and selection, investment style, sector, general foreign securities, derivatives, non-diversified, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

Performance
The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class
A shares for each calendar year since inception. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

The performance of the Fund prior to March 17, 2006 is based on the adjusted performance of its predecessor, the Bramwell
Focus Fund, which had different expenses but substantially similar investment risks.

19

Inception: 1999[1]
Total Return (%)

4.4	-18.3	-17.4	20.6	7.0	2.5	10.5	19.9

00	01	02	03	04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 14.20% (quarter ended December 31,
2001) and the lowest return for a quarter was -18.10% (quarter ended September 30, 2001).

[1]Inception date reflects the inception of the Fund’s predecessor.

Average Annual Total Return
The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class C shares.
How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2007 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income.
However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2007.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended
December 31, 2007[1]	Past One Year	Past 5 Years	Since Inception[2]

Return Before Taxes: Class A	13.83	10.71	3.07
Return After Taxes on Distributions:
Class A	13.33	10.61	2.97
Return After Taxes on Distributions and Sale of Fund Shares:
Class A	9.65	9.35	2.62
Return Before Taxes: Class C	15.67	10.27	2.39
Russell 1000® Growth Index[3]	11.81	12.10	-1.05
Standard & Poor’s 500 Index[4]	5.49	12.83	2.59

[1] Performance for the Fund prior to its inception on March 17, 2006 is based on the performance of the predecessor Bramwell Focus Fund, which was offered without a sales load, restated to reflect the sales loads of the Class A and Class C shares, respectively. Performance does not reflect the increase in the maximum Rule 12b-1 fees for Class A shares. If it did, returns would be lower. Performance of Class C shares prior to March 17, 2006 has been adjusted for the higher estimated expenses of those shares.
[2] Since October 31, 1999, when the Fund’s predecessor, the Bramwell Focus Fund, began operations.
[3] The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
[4] The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

Fees and Expenses These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends		None
Redemption Fees[3]		None

20

	Exchange Fees				None

Annual Fund Operating Expenses (as a percentage of average net assets)
		Distribution			Total	Contractual	Net Annual
		and/or		Acquired Fund	Annual Fund	Waivers and	Fund Operating
	Management	Service	Other	Fees and	Operating	Reimbursements[5]	Expenses[5]
Class	Fee[4]	(12b-1) Fees	Expenses	Expenses	Expenses[5]
Class A	0.90%	0.30%	0.53%	-	1.73%	0.28%	1.45%
Class C	0.90%	0.93%[6]	2.34%	-	4.17%	-	4.17%

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$ 667	$ 1,018	$ 1,392	$ 2,439
Class C (if you redeem)	519	1,267	2,129	4,347
Class C (if you do not redeem)	419	1,267	2,129	4,347

1	If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

2	If shares are redeemed on or before one year after purchase.

3	The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.

4	The Fund pays an advisory fee at the rate of 0.90% per annum on the first $500 million of the Fund’s average daily net assets; 0.85% per annum on the next $300 million of such assets; 0.80% per annum on the next $200 million of such assets; 0.70% per annum on the next $1 billion of such assets; and 0.60% per annum of such assets over $2 billion.

5	Sentinel has contractually agreed to waive fees and/or reimbursed expenses so that the Total Annual Fund Operating Expenses of the Fund’s Class A shares will not exceed 1.45% of average daily net assets until March 28, 2009. The other classes of shares of the Fund will benefit from this arrangement to the extent Sentinel waives its advisory fee to meet its contractual agreement.

6	Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

Supplemental Performance Information
The predecessor to the Fund was offered without a load. Below is supplemental performance information for the Fund’s Class A shares without taking into account the front-end sales load.

For the periods ended
December 31, 2007[1]	Past One Year	Past 5 Years	Since Inception[4]

Return Before Taxes: Class A	19.85	11.84	3.72
Return After Taxes on Distributions:
Class A	19.32	11.74	3.62
Return After Taxes on Distributions and Sale of Fund Shares:
Class A	13.60	10.36	3.19
Russell 1000® Growth Index[2]	11.81	12.10	-1.05
Standard & Poor’s 500 Index[3]	5.49	12.83	2.59

[1]	Performance for the Fund prior to its inception on March 17, 2006 is based on the performance of the predecessor Bramwell Focus Fund, which was offered without a sales load. Performance does not reflect the current sales load or the increase in the maximum Rule 12b-1 fees for Class A. If it did, returns would be lower.

[2]	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

[3]	The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

[4]	Since October 31, 1999, when the Fund’s predecessor, the Bramwell Focus Fund, began operations.

21

Sentinel International Equity Fund Investment Objective. The Fund seeks growth of capital.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in equity securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. The Fund invests mainly in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if Sentinel feels that economic and business conditions make it appropriate to do so.

Sentinel applies a multi-dimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. Typically, the Fund has no more than double weight of the MSCI EAFE index or less than half the index in the largest countries in the index.

The Fund focuses its investments on developed foreign countries, but may invest up to 20% of its total assets in emerging markets. It normally will have substantial investments in European countries. Up to 25% of the Fund’s assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

Normally, at least 75% of the Fund’s total assets are invested in securities of non-U.S. issuers selected by Sentinel mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may invest in convertible or debt securities rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s.

The majority of the Fund’s trading of stocks occurs on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts (ADRs) and
European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs trade on U.S.
exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund generally may sell a security to meet redemptions, when there is a deterioration of one or more of the five factors described above or when the portfolio manager identifies a more favorable investment opportunity.

Principal Investment Risks. The Fund is principally subject to stock market and selection, investment style, sector, general foreign securities, emerging markets, foreign banks and securities depositories, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

Performance

22

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years (or since inception)
compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class
A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the
Fund will perform in the future.

Inception: 1993
Total Return (%)

10.3	27.3	-9.3	-16.2	-11.8	32.1	20.3	10.4	24.2	13.2

98	99	00	01	02	03	04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 17.09% (quarter ended June 30, 2003) and the lowest return for a quarter was -20.80% (quarter ended September 30, 2002).

Average Annual Total Return
The table below compares for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and
Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2007 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income.
However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2007.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended			Past 10 Years/
December 31, 2007	Past One Year	Past 5 Years	Since Inception

Return Before Taxes: Class A	7.51	18.55	8.23
Return After Taxes on Distributions:
Class A	5.95	17.58	6.96
Return After Taxes on Distributions and Sale of Fund Shares:
Class A3	6.87	16.30	6.71
Return Before Taxes: Class B	8.04	18.18	8.09
Morgan Stanley Capital International “EAFE” (Europe,	11.17	21.59	8.66
Australasia, Far East) Index[4]
Return Before Taxes: Class C	11.05	18.26	6.05 [1]
Morgan Stanley Capital International “EAFE” (Europe,	11.17	21.59	7.35 [2]
Australasia, Far East) Index[4]

[1] From inception on May 4, 1998.
[2] From May 1, 1998.
[3] Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.
[4] The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.

Fees and Expenses These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund. Shareholder Fees (fees paid directly from your investment)

Class A

Class B

Class C

23

Maximum	Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)			5.00%	None	None
Maximum Deferred Sales Charge (Load)			1.00%[1]	4.00%[2]	1.00%[3]
Maximum	Sales Charge (Load) Imposed on
Reinvested Dividends					None
Redemption Fees[1]			2.00% on shares held for 30 calendar days or less
Exchange Fees					None

Annual Fund Operating Expenses (as a percentage of average net assets)
		Distribution				Total
		and/or		Acquired Fund		Annual Fund
	Management	Service	Other		Fees and	Operating
Class	Fee[4]	(12b-1) Fees	Expenses		Expenses	Expenses
Class A	0.70%	0.30%		0.37%	-	1.37%
Class B	0.70%	1.00%		0.74%	-	2.44%
Class C	0.70%	1.00%		0.73%	-	2.43%

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Class[1]	1 year	3 years	5 years	10 years
Class A	$ 633	$ 912	$ 1,212	$ 2,064
Class B (if you redeem)	647	1,061	1,501	2,266
Class B (if you do not redeem)	247	761	1,301	2,266
Class C (if you redeem)	346	758	1,296	2,766
Class C (if you do not redeem)	246	758	1,296	2,766

1 If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
2 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.
3 If shares are redeemed on or before one year after purchase.
4 The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next
$300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% per annum of such assets over $2 billion.

24

Sentinel Mid Cap Growth Fund Investment Objective. The Fund seeks growth of capital.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the
Fund’s shareholders. For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the stock with the lowest market capitalization which is included in the Standard &
Poor’s MidCap 400/Citigroup Growth Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. As of February 29, 2008, companies included in either the Standard & Poor’s
MidCap 400/Citigroup Growth Index or the Russell Midcap Index had market capitalizations between $303 million and $49.3 billion. The Fund focuses its investments on common stocks of mid-sized companies. Sentinel tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable management.
The Fund seeks to invest in companies with forecasted growth rates in excess of the market and/or the economy. Emphasis is placed on companies that (1) exhibit proven profitable business models, (2) demonstrate sustainable earnings growth, (3) have the potential for accelerating growth, strong product cycles, attractive valuations, superior returns on capital versus cost on capital and/or favorable liquidity characteristics and/or (4) have strong/leadership position within their industry. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security generally to meet redemptions, when the portfolio manager believes that the security has reached an appropriate price or a valuation extreme as compared to historical averages and/or that the company will experience particular events and/or to take advantage of a more attractive investment opportunity.

Principal Investment Risks. The Fund is principally subject to stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

Performance
The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years (or since inception)
compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class
A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the
Fund will perform in the future.

Inception: 1969
Total Return (%)

15.7	38.3	0.1	-24.7	-24.7	41.8	12.0	3.4	4.5	21.4

98	99	00	01	02	03	04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 31.19% (quarter ended December 31,
2001) and the lowest return for a quarter was -33.54% (quarter ended September 30, 2001).

Average Annual Total Return

25

The table below compares for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and
Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2007 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income.
However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2007.

Index returns reflect no deduction for fees, expenses or taxes.
For the periods ended			Past 10 Years/
December 31, 2007	Past One Year	Past 5 Years	Since Inception

Return Before Taxes: Class A	15.31	14.63	6.04
Return After Taxes on Distributions:
Class A	15.31	14.63	5.22
Return After Taxes on Distributions and Sale of Fund Shares:
Class A	9.95	12.88	4.80
Russell Midcap Growth Index[3]	11.43	17.90	7.59
Return Before Taxes: Class B	15.99	14.35	6.57 [1]

Russell Midcap Growth Index[3]	11.43	17.90	8.38 [1]
Return Before Taxes: Class C	18.79	14.28	-1.20 [2]

Russell Midcap Growth Index[3]	11.43	17.90	-0.05 [2]
[1] From inception on January 12, 1998.
[2] From inception on March 30, 2000.
[3] The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates.

Fees and Expenses These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund. Shareholder Fees (fees paid directly from your investment)

			Class A	Class B	Class C
Maximum Sales	Charge (Load) Imposed on
Purchases (as a percentage of offering price)			5.00%	None	None
Maximum Deferred Sales Charge (Load)			1.00%[1]	4.00%[2]	1.00%[3]
Maximum Sales	Charge (Load) Imposed on
Reinvested Dividends					None
Redemption Fees[4]					None
Exchange Fees					None

Annual Fund Operating Expenses (as a percentage of average net assets)
		Distribution				Total
		and/or		Acquired Fund		Annual Fund
	Management	Service	Other		Fees and	Operating
Class	Fee[5]	(12b-1) Fees	Expenses		Expenses	Expenses
Class A	0.70%	0.29%[6]		0.37%	-	1.36%
Class B	0.70%	1.00%		0.83%	-	2.53%
Class C	0.70%	0.97%[6]		0.98%	-	2.65%
26

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$ 632	$ 909	$ 1,207	$ 2,053
Class B (if you redeem)	656	1,088	1,545	2,312
Class B (if you do not redeem)	256	788	1,345	2,312
Class C (if you redeem)	368	823	1,405	2,983
Class C (if you do not redeem)	268	823	1,405	2,983

1 If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
2 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.
3 If shares are redeemed on or before one year after purchase.
4 The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.
5 The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next
$300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% per annum of such assets over $2 billion.
6 Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

27

Sentinel Mid Cap Value Fund

Investment Objective. The Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the
Fund’s shareholders. For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the lowest market capitalization of a stock that is included in the Standard & Poor’s
MidCap 400 Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. As of February 29, 2008, companies included in either the Standard & Poor’s MidCap 400 Index or the
Russell Midcap Index had market capitalizations between $302 million and $49.3 billion.

In selecting investments for the Fund, Steinberg Asset Management, LLC (“Steinberg”), the Fund’s investment sub-advisor, focuses on issuers that it believes have above average growth potential at attractive prices. These issuers will generally be U.S.
companies, but the Fund may invest to a lesser extent in securities of non-U.S. companies meeting these same criteria.
Steinberg’s research of these companies is theme-driven and focuses on companies that are under-researched and are selling for less than their “private transaction value,” i.e., the price an acquirer would pay to buy the company in its entirety. Steinberg evaluates whether a company’s underlying business value is likely to protect against long-term capital loss.

The Fund is “non-diversified,” and Steinberg expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest up to 25% of its net assets in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Steinberg believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

In selecting holdings to sell for the Fund, Steinberg evaluates shifts in the potential risks versus the potential rewards in continuing to hold an issuer. Among the many factors that Steinberg considers in its evaluation are: increases in issuer share price limiting further potential gains, availability of new investment opportunities with other issuers offering a greater potential return, increased competition, adverse changes in the regulatory environment and poor execution by management. Steinberg generally will sell out of a position over time as its risk versus reward calculation for a particular issuer reveals increasing risk or decreasing reward potential. Securities may also be sold to meet redemptions.

Principal Investment Risks. The Fund is principally subject to stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, foreign banks and securities depositories, derivatives, non-diversified, not guaranteed, repurchase agreement, restricted and illiquid securities, securities lending and temporary defensive position risks.

Performance
The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class
A shares for each calendar year since inception. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

The performance of the Fund from October 12, 2001 to May 4, 2007 is based on the adjusted performance of its predecessor, the Synovus Mid Cap Value Fund, and, prior to October 12, 2001, on the adjusted performance of a similarly managed collective investment fund, both of which had different expenses but substantially similar investment risks.

28

Inception: 2000[1]
Total Return (%)

7.9	-12.6	35.1	21.5	13.1	16.9	12.2

01	02	03	04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 18.40% (quarter ended June 30, 2003)
and the lowest return for a quarter was -14.78% (quarter ended September 30, 2002).

[1]Inception date reflects the inception of the Fund’s predecessor.

Average Annual Total Return
The table below compares for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class C shares.
How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2007 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income.
However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2007.

Index returns reflect no deduction for fees, expenses or taxes.
For the periods ended
December 31, 2007[1]	Past One Year	Past 5 Years	Since Inception

Return Before Taxes: Class A	6.55	18.26	13.98
Return Before Taxes: Class C	10.36	18.62	13.90
Russell Midcap Value Index[4]	-1.42	17.92	12.55 [2]
Return Before Taxes: Class A	6.55	18.26	13.23[5]
Return After Taxes on Distributions:
Class A	4.71	17.00	12.22
Return After Taxes on Distributions and Sale of Fund Shares:
Class A3	6.57	15.96	11.51
Russell Midcap Value Index[4]	-1.42	17.92	13.88 [5]

[1] The Fund is a successor to the Synovus Mid Cap Value Fund, which was a successor to a similarly managed collective investment fund, which commenced operations on April 3, 2000. Performance from October 24, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Class A or Class C shares, as applicable, adjusted for the current maximum sales load. Performance from October 12 to October 24, 2001 is based on the Synovus Mid Cap Value Fund’s
Institutional Class shares, adjusted for the current maximum sales load. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and the current maximum sales load. The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions. Therefore, after tax returns are only provided from October 12, 2001. Performance has not been adjusted for the higher 12b-1 fee of the Fund’s Class A shares as compared to the Synovus Mid Cap Value Fund’s Class A shares. If it had, returns would be lower.
[2] From April 4, 2000.
[3] Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.
[4] The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
[5] From October 12, 2001.

Fees and Expenses These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases	5.00%	None
29

(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)			1.00%[1]	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends				None
Redemption Fees[3]				None
Exchange Fees				None

Annual Fund Operating Expenses (as a percentage of average net assets)
		Distribution			Total
		and/or		Acquired Fund	Annual Fund
	Management	Service	Other	Fees and	Operating
Class	Fee[4]	(12b-1) Fees	Expenses	Expenses	Expenses
Class A	0.75%	0.30%	0.76%	-	1.81%
Class C	0.75%	1.00%	0.29%	-	2.04%

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$ 675	$ 1,041	$ 1,431	$ 2,520
Class C (If you redeem)	307	640	1,098	2,369
Class C (If you do not redeem)	207	640	1,098	2,369

1 If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
2 If shares are redeemed on or before one year after purchase.
3 The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.
4 The Fund pays an advisory fee at the rate of 0.75% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next
$300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% per annum of such assets over $2 billion.

30

Sentinel Short Maturity Government Fund

Investment Objective. The Fund seeks high current income and limited fluctuations in principal value.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in U.S. government securities with average lives, at the time of purchase, of three years or less. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. The remainder of the Fund’s assets may be invested in U.S. government securities with other maturities. Normally, the dollar-weighted average maturity of the Fund’s portfolio is less than three years. The U.S. government securities in which the Fund invests include direct obligations of the U.S.
Treasury, obligations guaranteed by the U.S. government and obligations of U.S. government agencies and instrumentalities. It is expected that under normal market conditions, the Fund will generate yields higher than the yields available on money market instruments, or certificates of deposit (“CD”) with maturities of one year or less; however, there can be no assurance that the
Fund’s yield or total return will in fact be higher than these alternatives. Money market instruments and CDs can also have different risks and expenses than those of the Fund.

The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel chooses the types of U.S.
government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed securities and engages in dollar roll transactions as described for the Balanced
Fund. The Fund seeks to invest in mortgage-backed securities with shorter average lives, by focusing on securities that have been outstanding for a long period, or which have limited original terms.

In addition, the Short Maturity Government Fund may invest up to 20% of its net assets in high-quality money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments as described for the Government Securities Fund.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

Principal Investment Risks. The Fund is principally subject to general fixed-income securities, dollar rolls, government securities, zero-coupon and similar bonds, derivatives, not guaranteed and repurchase agreements risks.

Performance
The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years (or since inception)
compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class
A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the
Fund will perform in the future.

Inception: 1995
Total Return (%)

6.3	3.0	7.7	6.5	6.7	1.5	2.3	1.2	3.7	5.7

98	99	00	01	02	03	04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 3.14% (quarter ended September 30, 2001)
and the lowest return for a quarter was -0.47% (quarter ended March 31, 2005).

Average Annual Total Return
The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge. How the
Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period

31

and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2007 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income.
However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2007.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended		Past 5	Past 10 Years/
December 31, 2007[1]	Past One Year	Years	Since Inception

Return Before Taxes: Class A	2.49	2.25	4.12
Return After Taxes on Distributions:
Class A	0.84	0.66	2.13
Return After Taxes on Distributions and Sale of Fund Shares:
Class A3	1.59	0.98	2.28
Return Before Taxes: Class S	5.16	NA	3.27 [2]
Lehman Brothers 1-3 Yr. Government Bond Index[4]	7.10	NA	4.62 [2]
Lehman Brothers U.S. Mortgage Backed Securities	6.90	NA	5.06 [2]
Index 5, 7
Lehman Brothers Fixed-Rate U.S. Mortgage Backed	6.96	NA	5.08 [2]
Securities (MBS) Index6, 7

1 Class A share returns prior to June 1, 2006 have been restated to reflect the increase in the maximum sales charge from 1% to 3%.
Returns have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If they had, those returns would be higher.
2 From inception on March 4, 2005.
3 Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or after taxes on distribution when a net capital loss occurs upon the redemption of fund shares.
4 The Lehman Brothers 1-3 Year Government Bond Index is composed of securities from the Lehman Government Bond Index with maturities between one and three years.
5 The Lehman Brothers U.S. Mortgage Backed Securities Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
6 The Lehman Brothers Fixed-Rate U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index made up of the securities in the Lehman Brothers U.S. Mortgage-Backed Securities Index that are of investment quality, have at least one year to maturity and have an outstanding par value of at least $100 million
7 The Short Maturity Government Fund is replacing the Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities (MBS) Index
with the Lehman Brothers U.S. Mortgage Backed Securities Index because Sentinel believes the new index is a more appropriate measure of the Fund’s current investment strategy.

Fees and Expenses These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class S
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends		None
Redemption Fees[2]		None
Exchange Fees		None

Annual Fund Operating Expenses (as a percentage of average net assets)
		Distribution			Total
		and/or		Acquired Fund	Annual Fund
	Management	Service	Other	Fees and	Operating
Class	Fee[3]	(12b-1) Fees[4]	Expenses	Expenses	Expenses
Class A	0.52%	0.25%[4]	0.32%	-	1.09%
Class S	0.52%	0.75%	0.32%	-	1.59%

32

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 (actual Fund minimums may be higher) in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$ 408	$ 636	$ 883	$ 1,589
Class S	162	502	866	1,889

1 If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
2 The Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.
3 The Fund pays an advisory fee at the rate of 0.55% per annum on the first $200 million of the aggregate average daily net assets of the Government
Securities and Short Maturity Government Funds; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and 0.35% per annum on such assets over $2 billion.
4 Distribution fees may not be assessed on the shares owned by the NLV Financial Corporation or an affiliate, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the investment is maintained.

33

Sentinel Small Company Fund Investment Objective. The Fund seeks growth of capital.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in small-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. For this purpose, small companies are considered to be companies that have, at the time of purchase, market capitalizations of less than $3 billion. The Fund invests primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.
The weighted median market capitalization of the Fund’s holdings as of February 29, 2008 was $1.4 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company.

Up to 25% of the Fund’s assets may be invested in securities within a single industry. For portfolio construction purposes, the
Fund uses the Standard & Poor’s SmallCap 600 Index as a sector-weighting guide, generally using a plus or minus 25%
weighting. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or
Canadian dollars.

The Fund’s policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if
Sentinel believes it is in the Fund’s best interest to do so. The Fund’s turnover rate is not expected to exceed 100% annually.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ sector weighting guidelines.

Principal Investment Risks. The Fund is principally subject to stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

Performance
The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years (or since inception)
compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class
A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the
Fund will perform in the future.

Inception: 1993 Total Return (%)

7.2	15.1	39.1	4.8	-14.1	38.1	16.0	7.9	15.5	8.3

98	99	00	01	02	03	04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 20.85% (quarter ended December 31,
2001) and the lowest return for a quarter was -15.71% (quarter ended September 30, 2002).

34

Average Annual Total Return
The table below compares for the periods shown the average annual returns of appropriate broad-based securities market indexes with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and
Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2007 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income.
However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2007.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended			Past 10 Years/
December 31, 2007	Past One Year	Past 5 Years	Since Inception

Return Before Taxes: Class A	2.81	15.44	12.22
Return After Taxes on Distributions:
Class A	1.01	13.93	10.01
Return After Taxes on Distributions and Sale of Fund Shares:
Class A2	3.66	13.25	9.74
Return Before Taxes: Class B	3.42	15.36	12.15
Russell 2000® Index[3]	-1.57	16.25	7.08
Standard & Poor’s SmallCap 600 Index[4]	-0.30	16.04	9.03
Return Before Taxes: Class C	6.14	15.66	10.48 [1]
Russell 2000® Index[3]	-1.57	16.25	8.65 [1]
Standard & Poor’s SmallCap 600 Index[4]	-0.30	16.04	10.22 [1]

[1] From inception on July 9, 2001.
[2] Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.
[3] The Russell 2000® Index measures the performance of the smallest 2,000 companies in the Russell 3000® Index representing approximately 8% of the total market capitalization of the Russell 3000 Index.
[4] The Standard & Poor’s SmallCap 600 Index includes companies with market capitalizations ranging from $300 million to $1.5 billion.

Fees and Expenses These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	4.00%[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends			None
Redemption Fees[1]	2.00% on shares held for 30 calendar days or less
Exchange Fees			None

35

Annual Fund Operating Expenses (as a percentage of average net assets)
		Distribution			Total
		and/or		Acquired Fund	Annual Fund
	Management	Service	Other	Fees and	Operating
Class	Fee[4]	(12b-1) Fees	Expenses	Expenses	Expenses
Class A	0.60%	0.30%	0.23%	-	1.13%
Class B	0.60%	1.00%	0.41%	-	2.01%
Class C	0.60%	1.00%	0.38%	-	1.98%

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$ 609	$ 841	$ 1,091	$ 1,806
Class B (if you redeem)	604	930	1,283	1,902
Class B (if you do not redeem)	204	631	1,083	1,902
Class C (if you redeem)	301	621	1,068	2,306
Class C (if you do not redeem)	201	621	1,068	2,306

1 If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
2 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.
3 If shares are redeemed on or before one year after purchase.
4 The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next
$300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% per annum of such assets over $2 billion.

36

Sentinel Small/Mid Cap Fund Investment Objective. The Fund seeks growth of capital.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in small-capitalization and/or mid-
capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. For this purpose, small- and mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations of between $100 million and $15 billion. The Fund invests primarily in common stocks of small- and mid-sized companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The weighted median market capitalization of the Fund’s holdings as of February 29, 2008 was $2.6 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company.

Up to 25% of the Fund’s assets may be invested in securities within a single industry. For portfolio construction purposes, the
Fund uses the Standard and Poor’s 1000 Index as a sector-weighting guide, generally using a plus or minus 25% weighting. The
Fund attempts to be well-balanced across major economic sectors, but at times it may emphasize one or more particular sectors.
The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, the Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ sector weighting guidelines.

Principal Investment Risks. The Fund is principally subject to stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

Performance
Because the Fund was first offered on December 3, 2007, performance information is not provided.

Fees and Expenses
These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	1.00%[2]
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends		None
Redemption Fees[1]	2.00% on shares held for 30 calendar days or less
Exchange Fees		None

37

Annual Fund Operating Expenses (as a percentage of average net assets)
				Total
		Distribution		Annual Fund
	Management	and/or Service	Other	Operating
Class	Fee[3]	(12b-1) Fees	Expenses[4]	Expenses[4]
Class A	0.70%	0.30%	0.35%	1.35%
Class C	0.70%	1.00%	0.65%	2.35%

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Examples are based on estimates for the current fiscal year.

Class	1 year	3 years
Class A	$ 631	$ 906
Class C (if you redeem)	338	733
Class C (if you do not redeem)	238	733

1 If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
2 If shares are redeemed on or before one year after purchase.
3 The Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next
$300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40%
per annum of such assets over $2 billion.
4 Estimated for the current fiscal year.

38

Sentinel U.S. Treasury Money Market Fund

Investment Objective. The Fund seeks as high a level of current income as is consistent with stable principal value.

Principal Investment Strategies. The Fund must invest under normal conditions at least 80% of its net assets in U.S. Treasury securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. The Fund invests primarily in short-term direct obligations of the U.S. Treasury. These obligations include U.S. Treasury bills, notes and bonds with remaining maturities of 397 days or less. The Fund may also invest up to 25%
of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds that invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities. The Fund may invest up to 20% in non-U.S.
Treasury securities, including securities issued by the Federal Home Loan Mortgage Corporation (FHLMC), Federal Farm Credit
Bank (FFCB), Federal Home Loan Bank (FHLB) and Federal National Mortgage Association (FNMA). The Fund may earn less income than funds owning longer-term securities or lower-quality securities that have less liquidity, greater market risk and greater market value fluctuations.

The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The
Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.

In many states, the Fund’s income dividends may be largely exempt from state and local income taxes, but will be includable in gross income tax for federal income tax purposes. For more information on state and local tax exemption, consult a tax advisor.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

Principal Investment Risks. The Fund is principally subject to general fixed-income securities, government securities, derivatives, not guaranteed, repurchase agreements and securities lending risks.

Performance
The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for 1, 5 and 10 years. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Inception: 1993
Total Return (%)

4.5	4.1	5.2	3.3	1.1	0.3	0.5	2.2	4.0	3.9

98	99	00	01	02	03	04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 1.39% (quarter ended December 31, 2000)
and the lowest return for a quarter was 0.03% (quarter ended September 30, 2003).

Average Annual Total Return
The tables below show the average annual return before taxes for each share class of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B shares. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

For the periods ended
December 31, 2007	Past One Year	Past 5 Years	Past 10 Years

Return Before Taxes: Class A	3.86	2.13	2.89

39

For the periods ended
December 31, 2007	Past One Year	Past 5 Years	Past 10 Years

Return Before Taxes: Class B1	-0.51	1.09	2.31

[1] Returns for the Class B shares assume a maximum 4% contingent deferred sales charge. Class B shares of this Fund may only be acquired by exchange from another Sentinel Fund’s Class B shares. The actual contingent deferred sales charge, if any, paid on the redemption of Class B shares of this Fund will depend on the charge that would have been due on the other Fund’s Class B shares at the time of the exchange if such shares had been redeemed rather than exchanged into this Fund.

Fees and Expenses These tables describe the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	4.00%[2]
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends		None
Redemption Fees[1]		None
Exchange Fees		None

Annual Fund Operating Expenses (as a percentage of average net assets)
		Distribution			Total
		and/or		Acquired Fund	Annual Fund
	Management	Service	Other	Fees and	Operating
Class	Fee[3]	(12b-1) Fees	Expenses	Expenses[4]	Expenses[4]
Class A	0.40%	None	0.53%	0.01%	0.94%
Class B	0.40%	None	1.18%	0.01%	1.59%

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Amounts shown do not reflect waivers or reimbursements.

Class	1 year	3 years	5 years	10 years
Class A	$ 96	$ 300	$ 520	$ 1,155
Class B (if you redeem)	562	802	1,066	1,555
Class B (if you do not redeem)	162	502	866	1,555

1 If you redeem by wire transfer, we assess a wire charge of $20.00. If you exchange Class A shares of the U.S. Treasury Money Market Fund for Class A shares of another Sentinel Fund, and you did not acquire the U.S. Treasury Money Market Fund shares in an exchange from another Sentinel Fund’s Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.
2 If you exchange into Class B shares of the Fund from another Sentinel Fund and later redeem the shares, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares, regardless of how long you hold the Class B shares of the Fund.
3 The Fund pays an advisory fee at the rate of 0.40% per annum on the first $300 million of the Fund’s average daily net assets and 0.35% per annum on such assets over $300 million.
4 Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets that is shown in the Financial Highlights table below and the Fund’s most recent Annual Report, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and
Expenses.

Disclosure of Portfolio Securities
A description of each Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’
Statement of Additional Information. Each Fund’s month-end top ten holdings are provided in the Funds’ Quarterly Reports posted at www.sentinelinvestments.com under “Forms & Literature”, “Performance” with at least a 15-day lag.

Principal Investment Risks

We cannot guarantee that any Fund’s investment objective will be achieved. You can find additional information about the investment risks of the Funds in the Funds’ Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-
FUND (3863), or by writing to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

40

Principal Equity Securities Risks

Stock Market and Selection Risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel or
Steinberg selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Investment Style Risk. The Capital Growth, Growth Leaders, International Equity, Mid Cap Growth, Small Company and
Small/Mid Cap Funds focus on “growth” stocks. The Mid Cap Value Fund focuses on “value” stocks. The Common Stock Fund and the equity portion of the Balanced Fund focus on both “growth” and “value” stocks, commonly called a blend style. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions.
Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks may not increase in price or pay dividends, as anticipated by the Funds' managers, or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk. To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on risks of a particular sector, consult the Funds’ Statement of Additional Information.

Stocks of Smaller Companies Risk. The stocks of small- and mid-capitalization companies in which the Small Company and
Small/Mid Cap Funds and, to a lesser extent, the Mid Cap Growth and Mid Cap Value Funds invest typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Principal Foreign Securities Risks

General Foreign Securities Risk. Investing in foreign securities involves certain special risks in addition to those associated with
U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Emerging Markets Risk. The risks of foreign investments are usually much greater for the emerging markets in which the
Conservative Allocation and International Equity Funds may invest. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International
Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S.
investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Because these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

41

Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Conservative
Allocation, International Equity and Mid Cap Value Funds generally hold their foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Funds’ ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.

Principal Fixed-Income Securities Risks

General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond’s sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. While considered investment-grade, bonds in the fourth highest rating category of
Moody’s and Standard & Poor’s may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories.

Dollar Rolls Risk. The use of dollar rolls by the Balanced, Conservative Allocation, Government Securities and Short Maturity
Government Funds tends to increase the portfolio turnover of these Funds. Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may appreciate above the contracted repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to release the counterparty from its contractual obligation.

Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA, FFCB, FHLB and FHLMC, to repay principal and to make interest payments on the securities in which the Balanced, Conservative Allocation, Government Securities, Short Maturity Government and U.S. Treasury Money
Market Funds invest. In addition, certain of these securities, including those guaranteed by FNMA, FFCB, FHLB and FHLMC, are not backed by the full faith and credit of the U.S. government. In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to or higher than other bonds of similar maturities.

Lower-Quality Bonds Risk. The lower-quality bonds in which the Conservative Allocation Fund and, to a lesser extent the
Balanced Fund, may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-
rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel’s credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the
Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund’s investment income would go down.

Zero-Coupon and Similar Bonds Risk. Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities. These securities pay interest in additional securities instead of cash
(referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Balanced, Conservative Allocation, Government Securities, and Short Maturity Government Funds may
not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and, in order to qualify

42

as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended (Code) must distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Other Principal Investment Risks

Derivatives Risk. Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

Non-diversified Risk. The Growth Leaders and Mid Cap Value Funds are non-diversified funds, meaning that each may hold fewer securities than a diversified portfolio and may take larger positions in individual stocks. As a result, the Fund may be more affected by the performance of a particular stock than a fund investing in a broader range of securities.

Not Guaranteed Risk. None of the Funds, including the Government Securities, Short Maturity Government and U.S. Treasury
Money Market Funds, is guaranteed or insured by the U.S. government. Except for the U.S. Treasury Money Market Fund, the
value of each Fund’s shares is expected to fluctuate.

Portfolio Turnover Risk. The Funds shown below had the following rates of portfolio turnover in their 2007 fiscal year:

Balanced	138%
Conservative Allocation	254%
Government Securities	464%

For these Funds, an active trading approach increases the Funds’ costs and may reduce the Funds’ performance. It may also increase the amount of capital gains tax that you have to pay on the Funds’ returns.

Repurchase Agreements Risk. If the repurchase agreement counterparty defaults on its repurchase obligation, a Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”.
Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Restricted and Illiquid Securities Risk. Restricted securities, such as Rule 144A securities, are securities for which trading is limited to qualified institutional buyers. Sentinel may determine that certain Rule 144A securities in which the Balanced and
Conservative Allocation Funds invest are liquid securities under guidelines approved by the Funds’ Board of Directors, and these
Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities. These liquid Rule
144A securities may become illiquid if qualified institutional buyers are unavailable. Other securities, such as lower-quality bonds or small-cap securities, may also become illiquid. The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect a Fund’s net asset value.

Securities Lending Risk. Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as dividends and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Temporary Defensive Position Risk. If a Fund, other than the Government Securities Fund, Short Maturity Government Fund or
U.S. Treasury Money Market Fund, takes a temporary defensive position, it may invest all or a large portion of its assets in U.S.
government securities, high-quality, money-market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position, it may not achieve its investment objective(s).

The Funds are appropriate for investors who are comfortable with the risks described here. The U.S. Treasury Money Market
Fund is appropriate for investors who have short term cash needs. Except for the U.S. Treasury Money Market Fund, the Funds

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are appropriate for long-term investors who are not concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

44

Share Classes

Sentinel Funds offer different pricing options to investors in the form of different share classes. Through this Prospectus, you can learn about a Fund’s Class A, Class B, Class C, Class D and Class S Shares, as applicable. Certain Sentinel Funds have created an additional class of stock, Class I, shares of which are offered to eligible investors by separate prospectus and which are not subject to any sales charge.

Fund	Class A	Class B	Class C	Class D	Class S	Class I

Balanced	X	X	X	X		X

Common Stock	X	X	X			X
International Equity	X	X	X			X
Mid Cap Growth	X	X	X			X
Small Company	X	X	X			X

Conservative Allocation	X	X	X

Capital Growth	X		X			X
Government Securities	X		X			X
Growth Leaders	X		X			X
Mid Cap Value	X		X			X
Small/Mid Cap	X		X			X

Short Maturity Government	X				X

U.S. Treasury Money Market	X	X

Class B and Class D shares are not available for additional purchases, except by exchange (Class B shares only) or by reinvesting dividends and distributions.

You can compare the differences among the classes of shares using the table below.

Class	Sales Charge	12b-1 Fee	Conversion Feature
	Maximum initial sales charge:	· 0.20% fixed-income funds;
	· 3% Short Maturity Government;	· 0.25% Short Maturity
	· 4% all other fixed-income Funds[1] ; and.	Government; and
A	· 5% all other Funds	· 0.30% all other Funds[1] .	None.
Class B shares convert to Class A
	CDSC of up to 4% for a maximum of six		shares automatically after the
B	years.	1.00%[1]	applicable CDSC period.
C	CDSC of 1% if redeemed in the first year.	1.00%	None.
Class D shares convert to
Class A shares automatically at the
D	CDSC of up to 6% for seven years	0.75%	end of the tenth year after purchase.
S	None.	0.75%	None.

[1] Except the U.S. Treasury Money Market Fund, which does not charge a front-end load or a 12b-1 fee.

This Prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC if none of the waivers described in this Prospectus apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge. CDSC schedules may change from time to time. Your shares are subject to the CDSC schedule in effect when you purchased them.

When choosing a share class, your considerations should include:

·	the amount of the investment;
·	the intended length of the investment;
·	the type of Fund you want;
·	whether you are eligible for a waiver or reduction of an initial sales charge or CDSC; and
·	whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class
A shares may be appropriate for you.

Class B shares are only available by exchange from the Class B shares of another Sentinel Fund or by reinvesting dividends and distributions. Class B shares ultimately convert to Class A shares.

45

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CDSC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

Class D shares are similar to the Class B shares, except that you are subject to a higher CDSC, that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year. Class D shares are not available for additional purchases except by reinvesting dividends and distributions.

Class S shares, available for the Short Maturity Government Fund only, have the advantage that you pay no sales charges. You pay higher ongoing distribution fees for the entire period of your investment, however.

Purchase and Exchange Considerations
There is no size limit on purchases of Class A or Class S shares. The maximum purchase of Class C shares accepted is $999,999.

You should also consider that exchange privileges into other Sentinel Funds are more limited for classes other than Class A shares. In addition to exchanging into another Sentinel Fund’s Class C shares, Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund. Class D shares may only be exchanged for the Class A shares of the U.S.
Treasury Money Market Fund. Class S shares, after remaining in an account for 90 days, may be exchanged into the Class A shares of any other Sentinel Fund, except the Short Maturity Government Fund. Class D and Class S shares exchanged into Class
A shares may be exchanged back into Class D or Class S shares, respectively.

Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, “intermediaries”) may charge additional fees in connection with transactions in Fund shares. Sentinel Financial Services Company and/or an affiliate make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Funds’ Statement of Additional Information.

Class A Shares

Class A shares are generally subject to a front-end sales charge.

For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5.00% of the offering price (5.26% of the net amount invested) to zero.
Your sales charge will depend on the size of your purchase.

Sales Charges
Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap Growth,
Mid Cap Value, Small Company and Small/Mid Cap Funds:

	Sales charge as a
	percentage of:

		net
	offering	amount
Sale Size	price	invested	Reallowance

$0 to $24,999	5.00%	5.26%	4.50%
$25,000 to $49,999	4.50%	4.71%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.10%	2.75%
$250,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	-0-	-0-	-0-

Government Securities Fund:

	Sales charge as a
	percentage of:

	offering	net
Sale Size	price	amount	Reallowance

46

		invested

$0 to $49,999	4.00%	4.17%	3.75%
$50,000 to $99,999	3.50%	3.63%	3.25%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to 499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	-0-	-0-	-0-

Short Maturity Government Fund:

	Sales charge as a
	percentage of:

		net
	offering	amount
Sale Size	price	invested	Reallowance

$0 to $49,999	3.00%	3.09%	2.75%
$50,000 to $99,999	2.50%	2.56%	2.25%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to 499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	-0-	-0-	-0-

There is no sales charge on purchases of shares of the U.S. Treasury Money Market Fund.

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds’ distributor, Sentinel
Financial Services Company, will pay intermediaries compensation of 1.00% for sales of up to $14,999,999 (for the Balanced,
Common Stock, Conservative Allocation, International Equity, Mid Cap Growth and Small Company Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first eighteen months after the purchase, a 1.00% CDSC will be imposed. For sales in excess of these amounts, Sentinel Financial Services Company will individually negotiate intermediary compensation and CDSCs. For partial redemptions of shares purchased prior to March 30, 2006 and for complete redemptions of your account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed. For partial redemptions of shares purchased after March 30, 2006, any CDSC is imposed on the original cost of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial Services
Company receives the entire amount of any CDSC paid. Also see “Waiver or Reduction of a CDSC” below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges
Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Administrative Services, Inc., the Funds’ transfer agent, Sentinel
Financial Services Company or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares (not including no-load initial investments in the U.S. Treasury Money Market Fund) of $25,000. You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds, taken together, that are owned by you, your spouse or your minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. Contact Sentinel Administrative Services, Inc. for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases. In order to receive a reduced sales charge, each time you purchase shares you should inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary.
Your financial adviser or other financial intermediary may request documentation including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account, the
Fund, Sentinel Administrative Services, Inc. and/or your financial adviser or other financial intermediary may not be able to maintain this information. We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

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Letter of Intent. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments (other than initial no-load investments in the U.S. Treasury Money Market Fund) that include Class A shares, the total of the offering price of all such investments is $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans) and the letter is dated within 90 calendar days of the first purchase to be included. You may count purchases to be made by you, your spouse and your minor children. The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then, we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you. We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Advantage Program. Employers establishing either SIMPLE-IRAs, SEP-IRAs or Section 403(b) plans investing in the Funds for which Sentinel Administrative Services, Inc. is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current value of investments in the Funds.

Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list:

· current and former Directors of the Funds and predecessors to the Funds;
· current and former Trustees of Sentinel Pennsylvania Tax-Free Trust and predecessors to the Trust;
· current and retired employees and Directors of Sentinel and its affiliates;
· National Life Insurance Company employee benefit plans;
· certain employees of Keane, Inc. and DST Systems, Inc., which provide services to Sentinel, Sentinel Administrative
Services, Inc. and/or Sentinel Financial Services Company;
· registered representatives and other employees of securities dealers that have entered into a sales agreement with
Sentinel Financial Services Company;
· members of the immediate families of, or survivors of, all of these individuals;
· non-profit organizations with which any of these persons are actively involved;
· purchasers who are investing section 403(b) loan principal repayments;
· former shareholders of the Bramwell Growth Fund or Bramwell Focus Fund, each a series of The Bramwell Funds, Inc., who in those funds’ 2006 reorganization received Class A shares of Capital Growth or Growth Leaders Funds, as applicable. This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion; or
· former shareholders of the Citizens Funds, who in those funds’ 2008 reorganization received shares of a Sentinel Fund.
This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

~~·~~ investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts;
· clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value;
· qualified pension, profit-sharing or other employee benefit plans whose transactions are executed through a financial institution or service organization who has entered into an agreement with Sentinel Financial Services Company to use the Funds in connection with the accounts ( Sentinel Financial Services Company may pay intermediaries compensation of 1.00% for sales of the Funds under this waiver and a CDSC of 1.00%, subject to eligibility for waiver or reduction of a CDSC as outlined in this Prospectus, may apply to shares redeemed within eighteen months of purchase) and
· investors investing the proceeds of a distribution from a qualified retirement plan with assets in an omnibus account holding Class A shares of the Fund where the plan record keeper has entered into an agreement with Sentinel
Administrative Services, Inc.

If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

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Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds’ website at www.sentinelinvestments.com.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

Distribution Plans. The Class A shares of each Fund, other than the U.S. Treasury Money Market Fund, have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares and for services provided to shareholders. The Class A shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of (a) 0.30% of average daily net assets in the case of the Balanced, Capital Growth, Common Stock, Conservative
Allocation, Growth Leaders, International Equity, Mid Cap Growth, Mid Cap Value, Small Company and Small/Mid Cap Funds,
(b) 0.20% of average daily net assets in the case of the Government Securities Fund, or (c) 0.25% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Funds. Those expenses may include fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate for distribution and up to 0.25% for servicing. No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained. In addition, the retirement plans of the National Life Insurance Company and its affiliates receive a rebate of the 12b-1 fees paid by the plans.

Class B Shares

Class B shares are no longer available for additional purchases, except that you may exchange your Class B shares of one Sentinel
Fund for the Class B shares of another Sentinel Fund, if available, and reinvest dividends and distributions. The description below is intended for existing holders of Class B shares.

A CDSC will be imposed on Class B shares (including Class B shares of the U.S. Treasury Money Market Fund) if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed under “Waiver or Reduction of CDSC”
below.

Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below.

Balanced, Common Stock, Conservative Allocation, International Equity, Mid Cap Growth and Small Company Funds
CDSC Percentage
Year Since Purchase Payment Was Made

Purchase amount	1st	2nd	3rd	4th	5th	6th

up to $249,999	4%	4%	3%	2%	2%	1%

$250,000 to
$499,999	3.5%	3%	2%	1%	1%

$500,000 to
$999,999	3%	2%	1%	1%

In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. Sentinel Financial Services Company receives any
CDSC imposed on a redemption of Class B shares.

Distribution Plan. The Class B shares of the Balanced, Common Stock, Conservative Allocation, International Equity, Mid Cap
Growth and Small Company Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of the Fund will pay to Sentinel
Financial Services Company a fee of up to a total of 1.00% annually of average daily net assets, of which up to 0.25% shall be for service fees to intermediaries. The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial
Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

49

The Class B shares service fee for the first year after a purchase will be used to recover a portion of the cost of the concession paid by Sentinel Financial Services Company to the selling intermediary, which portion of the concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in street name.

Conversion to Class A Shares. The Class B shares of the Fund, except the U.S. Treasury Money Market Fund, automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to
$249,999, the automatic conversion occurs at the end of the sixth year; for purchases from $250,000 to $499,999, the automatic conversion occurs at the end of the fifth year; and for purchases from $500,000 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another
Sentinel Fund from which they were exchanged.

Class B Shares of the U.S. Treasury Money Market Fund. The Class B shares of the U.S. Treasury Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, the time during which assets are in the Class B shares of the U.S. Treasury Money Market Fund will not count either toward the time that must elapse before
Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining
CDSC. Therefore, if the Class B shares of the U.S. Treasury Money Market Fund are ultimately redeemed, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares of the U.S. Treasury
Money Market Fund, regardless of how long you hold the Class B shares of the U.S. Treasury Money Market Fund. Also, if you exchange the U.S. Treasury Money Market Fund Class B shares back into Class B shares of another Sentinel Fund, and then later redeem those shares, your CDSC, if any, will not reflect the time you held the U.S. Treasury Money Market Fund Class B shares.
The automatic conversion into Class A shares will occur only after you hold Class B shares of Funds other than the U.S. Treasury
Money Market Fund for the applicable period.

Class C Shares

There is no initial sales charge on Class C shares, but they remain subject to higher ongoing fees for the entire investment period.

For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of
1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed in this Prospectus. Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, because Class C shares never convert to Class A shares, investments in
Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Distribution Plan. The Class C shares of the Balanced, Capital Growth, Common Stock, Conservative Allocation, Government
Securities, Growth Leaders, International Equity, Mid Cap Growth, Small Company and Small/Mid Cap Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial Services Company a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial Services Company keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling intermediary. In subsequent years, the entire fee may be paid to the selling intermediary for distribution or up to 0.25% for servicing.

The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Sentinel Funds, except that you may also exchange into Class A shares of the U.S. Treasury Money Market Fund. However, if you exchange Class C shares into Class A shares of the U.S. Treasury Money Market Fund within one year of your purchase of the Class C shares, and then subsequently redeem the U.S. Treasury Money Market Fund shares, you may pay a CDSC. Also, the time during which you hold Class A shares of the U.S. Treasury Money Market Fund will not count toward the one year period that must elapse before the 1% CDSC is eliminated. If you exchange Class C shares into U.S. Treasury Money Market Fund Class
A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or
Class B shares of any Sentinel Fund.

Payments to Intermediaries. For all sales of Class C shares, Sentinel Financial Services Company intends to make payments to selling intermediaries, at the time you purchase Class C shares of amounts equal to 1% of the aggregate purchase amount.

50

Class D Shares (Balanced Fund only)

Class D shares are no longer available for additional purchases, except that you may reinvest dividends and distributions. The description below is intended for existing holders of Class D shares of the Balanced Fund.

A CDSC will be imposed on Class D shares (including Class A shares of the U.S. Treasury Money Market Fund, if you exchange
Class D shares into the U.S. Treasury Money Market Fund), if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers listed below.

CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below:

CDSC schedule - Class D shares CDSC Percentage

Year Since Purchase Payment Was Made

Purchase
amount	1st	2nd	3rd	4th	5th	6th	7th

Any amount	6%	6%	5%	4%	4%	3%	2%

The CDSC waivers are listed below. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel
Financial Services Company receives the entire amount of any CDSC paid.

Distribution Plan. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its Class D shares. The Fund pays a fee to Sentinel Financial Services Company at a maximum annual rate of 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The Class D Distribution
Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-
based service fee payable to intermediaries. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares.

The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

Conversion to Class A Shares. The Class D shares automatically convert to Class A shares after 10 years.

Exchanges into Class A Shares of the U.S. Treasury Money Market Fund. You may exchange Class D shares of the Balanced
Fund into Class A shares of the U.S. Treasury Money Market Fund. However, if you do so within seven years of the purchase of the Class D shares, and subsequently redeem the U.S. Treasury Money Market Fund shares, you may pay a CDSC. You may exchange back into Class D shares of the Balanced Fund at any time. However, the time your investment was in the U.S. Treasury
Money Market Fund will not count toward the time for conversion to Class A shares of the Balanced Fund, or for reduction or elimination of the CDSC.

Class S Shares (Short Maturity Government Fund only)

There is no initial sales charge or CDSC on Class S shares.

For all purchases of Class S shares of the Short Maturity Government Fund, you pay the current net asset value. There is no initial sales charge. There is also no CDSC. Class S shares of the Short Maturity Government Fund are subject to higher distribution fees than the Class A shares of the Short Maturity Government Fund. Class S shares never convert to Class A shares.
As a result, investments in Class S shares remain subject to these higher distribution fees for the entire holding period of the investment.

Distribution Plan. The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders. The Class S shares of the
Fund will pay to Sentinel Financial Services Company a monthly fee of up to 0.75% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Those expenses may include fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate for distribution and up to 0.25% for services. For shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other intermediaries.

The Funds may not be assessed a 12b-1 fee on the shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained.

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Waiver or Reduction of a CDSC A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

· Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;
· Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary’s death;
· Required minimum distributions from a retirement account;
· Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code; and
· For Class D shares, redemptions of shares acquired prior to September 13, 1999 in amounts up to 8% annually and redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to
8% annually.

Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. The waiver provisions will not apply to Class B shares initially invested in the U.S. Treasury Money Market Fund.

No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Financial Services Company if
Sentinel Financial Services Company has not paid an initial commission to a selling intermediary.

Other Matters Relating to Distribution of Fund Shares
Equity Services, Inc., an affiliate of Sentinel, receives a reallowance equal to the entire sales charge on its sales of Fund shares.
As a result, it may be considered an underwriter of the Funds’ shares.

Sentinel Financial Services Company, Sentinel and/or an affiliate pay amounts or otherwise provide items of material value out of their own resources to certain intermediaries that support the sale of the Funds or provide services to Fund shareholders. This practice may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a
Fund. Payments may be based on, among other things, the number or value of shares that the intermediary sells or may sell; the value of the intermediary’s client assets invested in the Funds; or the type and nature of services or support furnished by the intermediary. In connection with these payments, the intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Sentinel
Financial Services Company preferential or enhanced opportunities to promote the Funds. Additional information about these arrangements is available in the Funds’ Statement of Additional Information.

Buying, Selling and Transferring Fund Shares

Purchasing Shares
You may purchase shares at net asset value, less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange (“NYSE”) on each day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Check
To purchase shares by check, make your check payable to the “Sentinel Fund” or “Sentinel Funds” and mail it to:
Express Mail:
Sentinel Administrative Services, Inc.	Sentinel Administrative Services, Inc.
P.O. Box 1499	One National Life Drive
Montpelier, VT 05601-1499	Montpelier, VT 05604

To make your initial purchase by check, please also fill out an application (one is attached to this Prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries and U.S. government agencies or institutions that meet verification requirements of the Funds’ transfer agent. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date Sentinel Administrative Services, Inc. receives the check, if the check is received prior to the close of business on the NYSE (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire

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You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the NYSE and Federal
Reserve banks are open for business. To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete an application and return it to Sentinel Administrative Services, Inc. Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services, Inc. on any business day are available to the Fund on the next business day.

Online
If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the
Funds’ website at www.sentinelinvestments.com.

By Automatic Investment Plan
This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

By Telephone
This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel
Administrative Services, Inc., or accessing our automated telephone system known as “OnCall 24.”

By Facsimile
Sentinel Administrative Services, Inc. will generally accept transaction instructions in good form via facsimile from intermediaries if the intermediary has made prior arrangements with Sentinel Administrative Services, Inc. Sentinel
Administrative Services, Inc. may require the intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

By Government Direct Deposit
You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans’, military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Administrative
Services, Inc.

By Payroll Savings Plan
You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services, Inc.

Investment Minimums
	Retirement Accounts		All Other Accounts		Automatic
Fund/Class	Initial	Subsequent	Initial	Subsequent	Investment Plan[1]
Conservative Allocation	$1,000	$50	$5,000	$100	$100
Short Maturity Government (Class A)	$1,000	$50	$1,000	$50	$50
Short Maturity Government (Class S)	$1,000	$50	$50,000	$50	$50[2]
All other Funds	$1,000	$50	$1,000	$50	$50

[1]These also apply to investments through the Payroll Savings Plan.
[2]The Automatic Investment Plan may not be used to make an initial investment in the Class S shares of the Short Maturity Government Fund.

Except for the Short Maturity Government Fund, investment minimums are determined by Fund rather than Class. These investment minimums apply to accounts held on the Funds’ records. Intermediaries that maintain omnibus accounts on the
Funds’ records may establish different minimums for their clients holding through such omnibus accounts. In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Funds’ Chief Compliance Officer and reported to the Fund Board.

Selling Shares
You may redeem shares at net asset value, less any applicable CDSC and/or other applicable charge, as of the close of business on the day your instructions are received prior to the close of the NYSE on a day it is open for business, which is usually 4:00
p.m. Eastern Time.

By Mail
If your shares are held directly with a Fund, you may sell your shares by providing Sentinel Administrative Services, Inc. with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered.
If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, we may require the signature(s) of the

53

registered owner(s) to be guaranteed by an eligible financial institution that meets Sentinel Administrative Services, Inc.’s requirements.

By Telephone
You may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Administrative Services, Inc. at 1-800-282-FUND (3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds’ automated voice response system, also limited to a maximum of $250,000.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

By Facsimile
Sentinel Administrative Services, Inc. will generally accept transaction instructions in good form via facsimile from intermediaries if the intermediary has made prior arrangements with Sentinel Administrative Services, Inc. Sentinel
Administrative Services, Inc. may require the intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online
You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds’ website at www.sentinelinvestments.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Checkwriting
If you own Class A shares of the Short Maturity Government or U.S. Treasury Money Market Funds, you may sell shares by writing a check against your account. This checkwriting privilege is free. There is a per check minimum of $500 for Short
Maturity Government and $250 for the U.S. Treasury Money Market Fund. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.
Redemptions by checkwriting are taxable transactions. Sentinel Administrative Services, Inc. provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of
$30.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft. Transferred funds are treated like a sale or exchange of shares of the Fund from which they are transferred, including for redemption fee purposes.

By Systematic Withdrawal
You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

Exchanging Shares

54

You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, without charge, by phoning
Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc.
You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel
Funds into shares of the same class in another Sentinel Fund at regular intervals. Initial purchases of less than $1 million of the
Short Maturity Government Fund and the Government Securities Fund must remain in the account for 90 days before they are eligible for an exchange. New purchases must remain in an account for 15 days before they can be exchanged to another Sentinel
Fund (this does not apply to initial purchases into the U.S. Treasury Money Market Fund). We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Class A Shares
If you initially buy Class A shares in the U.S. Treasury Money Market Fund, you may not exchange into other Sentinel Funds without being treated as an initial purchaser of the other fund’s shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the U.S. Treasury Money
Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

Class B Shares
Class B shareholders may exchange into other Funds that offer Class B shares.

Class C Shares
Class C shareholders may only exchange into Sentinel Funds that offer Class C shares, except Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the U.S. Treasury Money Market Fund, a 1.00% CDSC may apply if the U.S. Treasury Money Market Fund shares are then redeemed). The U.S. Treasury Money Market Fund shares may be exchanged back into Class C shares at any time.

Class D Shares
Class D shareholders may exchange into Class A shares of the U.S. Treasury Money Market Fund. The U.S. Treasury Money
Market Fund shares may be exchanged back into Class D shares of the Balanced Fund at any time. If these U.S. Treasury Money
Market Fund shares are subsequently redeemed, however, we will assess a CDSC in the amount which would have applied to the
Class D shares of the Balanced Fund on the date of the exchange into the U.S. Treasury Money Market Fund.

Class S Shares
If you purchase Class S shares of the Short Maturity Government Fund, you will have the ability to exchange at net asset value for the Class A shares of each of the other Sentinel Funds, except that you may not exchange shares originally purchased as Class
S shares of the Short Maturity Government Fund into Class A shares of the Short Maturity Government Fund. However, initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. Exchanges into the Class S shares of the Short Maturity Government Fund are not permitted.

Transfers of Ownership of Shares
When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services, Inc.
representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares

Customer Identification Requirement
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

Foreign Addresses

Because the Funds are not registered for sales outside of the U.S. they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S or a military address. You may hold, redeem shares or reinvest future dividend and capital gains, but not purchase shares into, an account originally established with a U.S. address if your address is later changed to a foreign address.

Redemptions in Kind
The Fund may, at its discretion, redeem its shares in kind (i.e., in securities rather than in cash).

55

Redemption Proceeds
If a redemption is paid by check, Sentinel Administrative Services, Inc. will normally mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the
NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code. In their discretion, the Funds may reinvest redemption checks that remain uncashed for more than one year.

Share Certificates
The Funds are not required to and do not expect to issue share certificates. If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative
Services, Inc., P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. We may require the signature(s) of the registered owner(s)
to be guaranteed by an eligible financial institution which meets Sentinel Administrative Services, Inc.’s requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Administrative Services, Inc. at its office at One
National Life Drive, Montpelier, Vermont.

Small Company Fund Closing
Sentinel currently intends to close the Fund to new investors when its assets consistently exceed $1.6 billion. Sentinel’s management constantly reviews capacity constraints for this Fund in view of liquidity of existing positions, analytical ability and capacity of the Small Cap team, availability of attractive small capitalization stocks, and demand for the asset class.

Telephone or Online Delays
During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement. If you experience difficulty contacting us by telephone or online, please write to Sentinel Administrative Services,
Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Transacting Through an Intermediary
If you transact through an intermediary, you must follow the intermediary’s procedures for transacting in the Funds. The intermediary may have different procedures, account options and/or transactional fees from those described here.

Undesignated Investments
When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the U.S. Treasury Money Market Fund. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the U.S. Treasury Money
Market Fund, at the next net asset value calculated after we accept such direction. All transactions will be subject to any applicable sales load.

Certain Account Fees and Minimum Account Size
Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each shareholder account in June of each year unless it is prepaid.

Miscellaneous Fees
Custodial Account Fees. Custodial accounts for which Sentinel Administrative Services, Inc. is the agent for the custodian will also pay the following fees:

Annual custodial fee per social security number	$15.00
Closeout fee per account	$15.00
Transfer of assets per transaction	$25.00

A portion of these fees is paid to the custodian and a portion is paid to Sentinel Administrative Services, Inc., which provides certain services to these accounts as agent for the custodian.

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Service Fees
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00

Services for Employee Benefit Plans
Sentinel Administrative Services, Inc. offers participant record keeping services to employer-sponsored retirement plans such as
401(k), pension or profit sharing plans. Services include the ability to support valuation plans with internet and automated telephone services with access to plan and participant level information for the sponsor, plan participants, plan administrators and registered representatives.

Plans which elect to utilize the services will be assessed an annual service fee for each participant account, in the amounts shown below.

Average Account Value	Fee Per Participating Account
$0 - $999	$20.00
$1,000 - $2,999	$10.00
$3,000 and over	No Fee

Excessive Trading Policy
Excessive trading (which may be as a result of market timing) by shareholders of a Fund, in particular Funds other than the U.S.
Treasury Money Market Fund, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a Fund to retain more cash than the Fund’s portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of the Funds. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the
Funds (e.g., periodic rebalancing to maintain an investment advisor’s asset allocations model) and pre-authorized withdrawals.

The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. In addition, the Funds may not analyze every transaction that could potentially be excessive or disruptive to a Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected.
In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the
Funds may work with such intermediaries to implement alternate procedures that the Funds determine are reasonably designed to achieve the objective of the Funds’ excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary’s procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds’ books, but which are reasonably designed to achieve the same objective.

The International Equity, Small Company and Small/ Mid Cap Funds have also adopted a redemption fee. For these Fund’s a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

The Balanced, Capital Growth, Common Stock, Conservative Allocation, Government Securities, Growth Leaders, Mid Cap
Growth, Mid Cap Value and Short Maturity Government Funds do not impose a redemption fee. However, the Funds will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading
(generally six or more in-and-out transactions within a rolling twelve-month period) or (ii) that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed.

Redemption fees may not apply to certain transactions if you or your financial intermediary make the Fund’s transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability ; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, forfeiture of assets, return of excess

57

contribution amounts or redemptions related to payment of plan fees and custodian fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients. The Funds’ Chief
Compliance Officer may approve waivers of the redemption fees in other circumstances similar to those described. Redemption fees do not apply to redemptions by check in any Fund offering the checkwriting option. Certain intermediaries may also apply different redemption fees or frequent trading policies than those stated above to accounts they administer if the Funds Chief
Compliance Officer finds that such redemption fees or frequent trading policies would provide similar protection to the Funds against excessive trading.

Additionally, redemption fees also do not apply to:

· any single redemption of $5,000 or less;
· accounts of asset allocation programs, lifestyle investment options or investment advisor wrap programs whose trading practices are determined by the Fund not to be detrimental to a Fund or its shareholders, that do not allow frequent trading or market timing and that have policies in place to monitor and address such trading;
· periodic portfolio re-balancing of retirement plans on a pre-arranged schedule with recordkeepers that do not allow frequent trading or market timing and who have policies in place to monitor and address such trading;
· retirement plan sponsor-initiated transfers, such as plan mergers, terminations, changes to fund offerings and service provider changes;
· rollovers of current investments in the Fund through qualified employee benefit plans; and
· transactions during the initial 90 days of any participant’s default investment in any Fund selected by a retirement plan to be used as a qualified default investment alternative or with a qualified default investment alternative.

Pricing Fund Shares

Net asset value for each Fund is calculated once, at the close of the NYSE usually 4:00 p.m. Eastern Time, each business day that the NYSE is open. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund’s outstanding shares.

Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the
NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

For Funds other than the Sentinel U.S. Treasury Money Market Fund, fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes.
Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value.
The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Securities held in the Sentinel U.S. Treasury Money Market
Fund are valued at amortized cost regardless of days left to maturity, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision.

The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when

58

trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services,
Inc., the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C,
Class D or Class S shares, reflecting the higher daily expense accruals of Class B, Class C, Class D and Class S shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet)
immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes

The Funds distribute their net investment income, if any, as follows:

Dividends
Fund	Paid

Conservative Allocation
Government Securities
Short Maturity Government	Monthly

Balanced
Common Stock	Quarterly

Capital Growth
Growth Leaders
International Equity
Mid Cap Growth
Mid Cap Value
Small Company
Small/Mid Cap	Annually

The U.S. Treasury Money Market Fund’s net income is determined as of the close of business, usually 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly.
The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio or expenses exceed the Fund’s income.

For each Fund, distributions of any net realized capital gains for a fiscal year are generally paid in December, following the
November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions, please call 1-800-282-FUND (3863). If your mailing address is not within the U.S or a military address, you must receive your distributions by check.
You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another Sentinel Fund. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations and long-term capital gains, are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent a Fund’s distributions are derived from income on debt securities and non-qualifying dividends of foreign corporations and/or short-term capital gains, its distributions will not be eligible for this reduced tax rate.

If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, the Funds’ ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after
December 31, 2004 and before January 1, 2008, certain distributions designated by a Fund as either interest-related dividends or short-term gain dividends and paid to a foreign shareholder would be eligible for exemption from the U.S. withholding tax.

Dividends and interest received by the International Equity Fund and, to a lesser extent, the Balanced, Common Stock,
Conservative Allocation, Mid Cap Growth, Mid Cap Value and Small Company Funds, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

59

Shareholders in the International Equity and Conservative Allocation Funds may be able to claim a credit or deduction with respect to such taxes if certain requirements are met. However, it is unlikely that a credit or deduction will be available to shareholders of the Balanced, Common Stock, Mid Cap Growth, Mid Cap Value and Small Company Funds with respect to such taxes.

By law, your redemption proceeds (other than from redemption of U.S. Treasury Money Market Fund Shares) and dividends of ordinary income and capital gains will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current federal tax law of investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the
Funds under all applicable tax laws.

Investment Advisors and Portfolio Managers

Sentinel manages the Funds’ investments and their business operations under the overall supervision of the Funds’ Board of
Directors. Sentinel has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund.

Sentinel has retained Steinberg to manage the investments of the Mid Cap Value Fund. Until August 11, 2006, Evergreen
Investment Management Company LLC (“Evergreen”) was the subadvisor managing the investments of the Conservative
Allocation Fund. Until December 15, 2005, INVESCO Global Asset Management (N.A.), Inc. subadvised the International
Equity Fund.

Sentinel is an indirectly wholly owned subsidiary of the National Life Holding Company. Its principal business address is One
National Life Drive, Montpelier, Vermont 05604. Steinberg’s principal business address is 12 East 49th Street, Suite 1202, New
York, NY 10017-1028.

The Funds’ investment advisory contracts call for each applicable Fund to pay Sentinel’s fees, which for the fiscal year ended
November 30, 2007 were paid at a rate equal to the percentage of the Fund’s average daily net assets shown below. Information about the Small/Mid Cap Fund is not provided because the Fund was first offered in October 2007.

Balanced Fund	0.53%
Capital Growth Fund	0.70%
Common Stock Fund	0.63%
Conservative Allocation Fund	0.55%
Government Securities Fund	0.52%
Growth Leaders Fund	0.90%
International Equity Fund	0.70%
Mid Cap Growth Fund	0.70%
Mid Cap Value Fund	0.75%
Short Maturity Government Fund	0.52%
Small Company Fund	0.60%
U.S. Treasury Money Market Fund	0.40%

A discussion regarding the basis for the Board of Directors’ most recent approval of the Funds’ investment advisory contracts is available in the Funds’ Annual Report for the fiscal year ended November 30, 2007; or, with respect to the Small/Mid Cap Fund, will be available in the Funds’ Semiannual Report for the fiscal period ended May 31, 2008.

Portfolio Managers
Sentinel’s staff is organized as six teams. The International Team is headed by Katherine Schapiro. The Large-Cap Growth
Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by Daniel J. Manion. The Mid-Cap Growth
Team is headed by Paul Kandel. The Small-Cap Team is headed by Charles C. Schwartz. The Fixed-Income Team is headed by
Thomas H. Brownell. The teams may include additional portfolio managers and a number of analysts.

The following individuals are the Funds’ portfolio managers:

Balanced Fund

60

David M. Brownlee manages the fixed-income portion and Mr. Manion manages the equity portion of the Balanced Fund. Mr.
Brownlee has been associated with Sentinel since 1993, and has managed the fixed-income portion of the Fund since 2000. Mr.
Brownlee holds the Chartered Financial Analyst designation. Mr. Manion has been associated with Sentinel since 1993 and is
Sentinel’s Director of Equity Research. He has managed the equity portion of the Fund since 2004. Mr. Manion holds the
Chartered Financial Analyst designation.

Capital Growth Fund
Ms. Bramwell manages the Capital Growth Fund. Ms. Bramwell has been associated with Sentinel since March 2006 and has managed the Fund or its predecessor since its inception in 1994. Prior to joining Sentinel, Ms. Bramwell was the Chief Executive
Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment
Officer of The Bramwell Funds, Inc. Ms. Bramwell holds the Chartered Financial Analyst designation.

Common Stock Fund
Mr. Manion manages the Common Stock Fund. Mr. Manion has been associated with Sentinel since 1993 and is the Director of
Equity Research for Sentinel. Mr. Manion has managed or co-managed the Fund since 1994. Mr. Manion holds the Chartered
Financial Analyst designation.

Conservative Allocation Fund
Mr. Manion is the Fund’s lead portfolio manager and manages the domestic equity portion of the Fund’s portfolio. David M.
Brownlee manages the investment-grade bond portion, Daniel E. Gass manages the high-yield bond portion, and Ms. Schapiro manages the international equity portion of the Fund’s portfolio. Mr. Brownlee has been associated with Sentinel since 1993. Mr.
Brownlee holds the Chartered Financial Analyst designation. Mr. Gass has been associated with Sentinel or an affiliate since 1999 and is Sentinel’s Director of Credit Research. Mr. Gass holds the Chartered Financial Analyst designation. Mr. Manion has been associated with Sentinel since 1993 and is Sentinel’s Director of Equity Research. Mr. Manion holds the Chartered Financial
Analyst designation. Ms. Schapiro has been associated with Sentinel since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc. From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms.
Schapiro holds the Chartered Financial Analyst designation.

Government Securities Fund
Mr. Brownlee manages the Government Securities Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation.

Growth Leaders Fund
Ms. Bramwell manages the Growth Leaders Fund. Ms. Bramwell has been associated with Sentinel since March 2006 and has managed the Fund or its predecessor since its inception in 1999. Prior to joining Sentinel, Ms. Bramwell was the Chief Executive
Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment
Officer of The Bramwell Funds, Inc. Ms. Bramwell holds the Chartered Financial Analyst designation.

International Equity Fund
Ms. Schapiro manages the International Equity Fund. Ms. Schapiro has been associated with Sentinel and has managed the Fund since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc. From 1992 to 2001, she was
a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.

Mid Cap Growth Fund
Mr. Kandel manages the Mid Cap Growth Fund. Mr. Kandel has been associated with Sentinel since 2006 and has managed the
Fund since June 2006. From 1994 to June 2005, Mr. Kandel was a senior portfolio manager with The Dreyfus Corporation.

Mid Cap Value Fund
Michael A. Steinberg and William Auslander co-manage the Mid Cap Value Fund. Mr. Steinberg is the Managing Member, a
portfolio manager and analyst at Steinberg, which he formed in 1982. He has managed or co-managed the Fund or its predecessor since its inception. Mr. Auslander is a Managing Director and portfolio manager/analyst at Steinberg. Mr. Auslander has co-
managed the Fund or its predecessor since 2007.

Short Maturity Government Fund
Mr. Brownlee manages the Short Maturity Government Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1995. Mr. Brownlee holds the Chartered Financial Analyst designation.

Small Company Fund
Betsy Pecor and Mr. Schwartz co-manage the Small Company Fund. Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has co-managed the Fund since 2005. She holds the Chartered Financial Analyst designation. Mr. Schwartz has

61

been associated with Sentinel since 1996 and has managed or co-managed the Fund since 2004. He holds the Chartered Financial
Analyst designation.

Small/Mid Cap Fund
Ms. Pecor and Mr. Schwartz co-manage the Small/Mid Cap Fund. Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has co-managed the Fund since its inception in 2007. She holds the Chartered Financial Analyst designation. Mr.
Schwartz has been associated with Sentinel since 1996 and has co-managed the Fund since its inception in 2007. He holds the
Chartered Financial Analyst designation.

U.S. Treasury Money Market Fund
Mr. Brownlee manages the U.S. Treasury Money Market Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since May 2008. Mr. Brownlee holds the Chartered Financial Analyst designation.

For the portfolio manager(s) of each Fund other than the U.S. Treasury Money Market Fund, the Funds’ Statement of Additional
Information provides additional information about their compensation, the other accounts they manage and their ownership of securities in the Fund.

62

Financial Highlights
The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years, or for the other applicable period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding. Financial highlights for the Capital Growth and Growth Leaders Funds prior to March 17, 2006 are based on the historical financial highlights of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively. Financial highlights for the Mid Cap
Value Fund prior to May 4, 2007 are based on the historical financial highlights of the predecessor Synovus Mid Cap Value Fund.
Financial highlights are not provided for the Small/Mid Cap Fund because it began operations in December 2007.

Except as stated herein, the financial highlights have been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, is included in the Funds’ or the predecessor fund’s, as applicable, Annual Report to
Shareholders, which is available upon request. For the Mid Cap Value Fund, periods prior to the predecessor fund’s 2006 fiscal year have been audited by another independent registered public accounting firm. Financial highlights for the Semiannual period ended December 31, 2007 are unaudited.

63

		Financial Highlights
		[Continued]

				Income From Investment Operations				Less Distributions
		Net asset	Net	Net gains or losses		Dividends			Net asset
	Fund/	value,	Investment	on securities (both	Total from	(from net	Distributions		value,	Total
	Share Fiscal year	beginning	income	realized and	investment	investment	(from realized	Total	end of	return
	Class (period ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period	(%)*
	Balanced Class A
	11/30/03	$14.10 $	0.24	$ 1.81	$ 2.05	$ 0.25	$ -	0.25	$15.90	14.75
	11/30/04	15.90	0.28	1.29	1.57	0.28	0.36	0.64	16.83	10.12
	11/30/05	16.83	0.32	0.86	1.18	0.34	0.82	1.16	16.85	7.36
	11/30/06	16.85	0.37	1.53	1.90	0.38	0.36	0.74	18.01	11.64
	11/30/07	18.01	0.38	1.12	1.50	0.38	0.43	0.81	18.70	8.60

	Balanced Class B
	11/30/03	14.15	0.11	1.82	1.93	0.13	-	0.13	15.95	13.74
	11/30/04	15.95	0.15	1.29	1.44	0.14	0.36	0.50	16.89	9.21
	11/30/05	16.89	0.18	0.86	1.04	0.20	0.82	1.02	16.91	6.42
	11/30/06	16.91	0.23	1.53	1.76	0.23	0.36	0.59	18.08	10.72
	11/30/07	18.08	0.23	1.12	1.35	0.22	0.43	0.65	18.78	7.65

	Balanced Class C
	11/30/03	14.11	0.08	1.82	1.90	0.09	-	0.09	15.92	13.56
	11/30/04	15.92	0.13	1.29	1.42	0.14	0.36	0.50	16.84	9.08
	11/30/05	16.84	0.16	0.87	1.03	0.19	0.82	1.01	16.86	6.35
	11/30/06	16.86	0.21	1.52	1.73	0.22	0.36	0.58	18.01	10.56
	11/30/07	18.01	0.20	1.13	1.33	0.21	0.43	0.64	18.70	7.56

	Balanced Class D
	11/30/03	14.05	0.07	1.79	1.86	0.07	-	0.07	15.84	13.28
	11/30/04	15.84	0.22	1.28	1.50	0.18	0.36	0.54	16.80	9.69
	11/30/05	16.80	0.26	0.86	1.12	0.28	0.82	1.10	16.82	6.98
	11/30/06	16.82	0.33	1.53	1.86	0.32	0.36	0.68	18.00	11.41
	11/30/07	18.00	0.32	1.11	1.43	0.32	0.43	0.75	18.68	8.19

	Capital Growth Class
	06/30/03	18.70	(0.15)	(1.29)	(1.44)	-	-	-	1726	(7.70)
	06/30/04	17.26	(0.17)	2.34	2.17	-	-	-	19.43	12.57
	06/30/05	19.43	(0.13)	0.49	0.36	-	0.37	0.37	19.42	1.85
	06/30/06	19.42	(0.10)	1.98	1.88	-	2.50	2.50	18.80	9.94
	11/30/06 IA)	18.80	(0.01)	1.03	1.02	-	-	-	19.82	5.43++
	11/30/07	19.82	0.03	2.83	2.86	-	1.36	1.36	21.32	15.40

	Capital Growth Class
C	06/30/06IB)	19.45	(0.12)	(0.61)	(0.73)	-	-	-	18.72	(3.75)++
	11/30/06 IA)	18.72	(0.13)	1.03	0.90	-	-	-	19.62	4.81++
	11/30/07	19.62	(0.29)	2.70	2.41	-	1.36	1.36	20.67	13.12

64

Financial Highlights
[Continued]
				Ratios/Supplemental Data
			Ratio of expenses to		Ratio of net investment income
			average		(loss)
		Ratio of expenses to	net assets before	Ratio of net	to average net assets before	Portfolio
Net assets at	Ratio of expenses	average net assets	contractual	Investment income	contractual and voluntary	turnover
end of period	to average net	before custodian fee	and voluntary expense	(loss) to average net	expense	rate
(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)
$214,533	1.20	1.21	1.21	1.53	1.53	242
231,599	1.17	1.17	1.17	1.73	1.73	220
239,882	1.12	1.14	1.14	1.93	1.93	187
249,398	1.10	1.11	1.11	2.18	2.18	209
248,429	1.10	1.11	1.11	2.12	2.12	138
33,652	2.06	2.07	2.07	0.68	0.68	242
30,780	1.99	1.99	1.99	0.89	0.89	220
27,012	2.02	2.03	2.03	1.03	1.03	187
23,445	1.99	2.00	2.00	1.28	1.28	209
16,847	1.99	2.00	2.00	1.22	1.22	138
4,811	2.26	2.26	2.26	0.47	0.47	242
5,694	2.09	2.09	2.09	0.80	0.80	220
6,449	2.09	2.10	2.10	0.97	0.97	187
7,299	2.06	2.07	2.07	1.22	1.22	209
7,757	2.10	2.11	2.11	1.13	1.13	138
8,951	2.43	2.44	2.44	0.29	0.29	242
20,689	1.50	1.51	1.51	1.42	1.42	220
21,692	1.41	1.42	1.42	1.65	1.65	187
22,897	1.37	1.38	1.38	1.92	1.92	209
11,293	1.42	1.43	1.43	1.77	1.77	138
229,756	1.68	1.68	1.68	(1.01)	(1.01)	51
217,178	1.64	1.64	1.64	(0.81)	(0.81)	47
174,818	1.69	1.69	1.69	(0.61)	(0.61)	63
131,400	1.66	1.66	1.66	(0.53)	(0.53)	39
124,054	1.26+	1.27+	1.27+	(0.12)+	(0.12)+	8++
183,262	1.27	1.28	1.28	0.14	0.14	24
172	3.11+	3.12+	3.12+	(1.99)+	(1.99)+	39++
247	2.81+	2.82+	2.82+	(1.65)+	(1.65)+	8++
3,150	2.83	2.84	2.84	(1.42)	(1.42)	24

65

Financial Highlights
[Continued]

			Income From Investment Operations			Less Distributions
	Net asset	Net	Net gains or losses	Total	Dividends
Fund/ Fiscal year	value,	investment	on securities (both	from	(from net	Distributions		Net asset	Total
	beginning
Share (period		income	realized and	investment	investment	(from realized	Total	value,	return
	of
Class ended)	period	(loss)	unrealized)	operations	income)	gains)	distributions	end of	(%)*

Common Stock Class A
11/30/03	$25.70	$0.17	$ 4.08	$ 4.25	$ 0.19	$ -	$0.19	$29.76	16.67
11/30/04	29.76	0.23	3.53	3.76	0.15	2.13	2.28	31.24	13.19
11/30/05	31.24	0.25	2.79	3.04	0.28	2.80	3.08	31.20	10.51
11/30/06	31.20	0.28	4.23	4.51	0.30	1.40	1.70	34.01	15.18
11/30/07	34.01	0.30	3.18	3.48	0.27	1.42	1.69	35.80	10.62

Common Stock Class B
11/30/03	25.50	(0.08)	4.05	3.97	0.01	-	0.01	29.46	15.57
11/30/04	29.46	(0.06)	3.49	3.43	-	2.13	2.13	30.76	12.12
11/30/05	30.76	(0.01)	2.74	2.73	0.05	2.80	2.85	30.64	9.49
11/30/06	30.64	(0.02)	4.15	4.13	0.02	1.40	1.42	33.35	14.08
11/30/07	33.35	(0.04)	3.11	3.07	-	1.42	1.42	35.00	9.54

Common Stock Class C
11/30/03	25.51	(0.14)	4.05	3.91	0.01	-	0.01	29.41	15.32
11/30/04	29.41	(0.08)	3.48	3.40	-	2.13	2.13	30.68	12.03
11/30/05	30.68	(0.07)	2.76	2.69	0.04	2.80	2.84	30.53	9.41
11/30/06	30.53	(0.05)	4.14	4.09	0.02	1.40	1.42	33.20	14.00
11/30/07	33.20	(0.03)	3.09	3.06	-	1.42	1.42	34.84	9.56

Conservative Allocation Class A^
11/30/031	10.00	0.32	1.23	1.55	0.30	-	0.30	11.25	15.61++
11/30/04	11.25	0.40	0.65	1.05	0.48	-	0.48	11.82	9.58
11/30/05	11.82	0.41	(0.15)	0.26	0.43	0.23	0.66	11.42	2.27
11/30/06	11.42	0.42	0.60	1.02	0.46	0.21	0.67	11.77	9.31
11/30/07	11.77	0.38	0.39	0.77	0.49	0.19	0.68	11.86	6.77

Conservative Allocation Class B^
11/30/03(C)	10.00	0.25	1.25	1.50	0.26	-	0.26	11.24	15.11++
11/30/04	11.24	0.31	0.64	0.95	0.39	-	0.39	11.80	8.65
11/30/05	11.80	0.31	(0.15)	0.16	0.34	0.23	0.57	11.39	1.42
11/30/06	11.39	0.34	0.58	0.92	0.37	0.21	0.58	11.73	8.37
11/30/07	11.73	0.29	0.40	0.69	0.40	0.19	0.59	11.83	5.99

Conservative Allocation Class C^
11/30/03(C)	10.00	0.27	1.25	1.52	0.27	-	0.27	11.25	15.29++
11/30/04	11.25	0.32	0.63	0.95	0.40	-	0.40	11.80	8.70
11/30/05	11.80	0.33	(0.14)	0.19	0.37	0.23	0.60	11.39	1.62
11/30/06	11.39	0.31	0.59	0.90	0.34	0.21	0.55	11.74	8.23
11/30/07	11.74	0.26	0.41	0.67	0.38	0.19	0.57	11.84	5.82

66

Financial Highlights
[Continued]
			Ratios/ Supplemental Data

			Ratio of expenses to		Ratio of net investment income
			average		(loss)
		Ratio of expenses to	net assets before	Ratio of net	to average net assets before	Portfolio
Net assets at	Ratio of expenses	average net assets	contractual	Investment income	contractual and voluntary	turnover
end of period	to average net	before custodian fee	and voluntary expense	(loss) to average net	expense	rate
(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)

$979,837	1.08	1.08	1.08	0.62	0.62	76
1,042,308	1.05	1.05	1.05	0.76	0.76	57
1,071,523	1.04	1.05	1.05	0.83	0.83	26
1,114,097	1.10	1.10	1.13	0.88	0.86	13
1,110,318	1.10	1.10	1.11	0.88	0.87	16

72,163	2.03	2.03	2.03	(0.32)	(0.32)	76
61,909	1.99	1.99	1.99	(0.21)	(0.21)	57
53,970	1.98	1.99	1.99	(0.11)	(0.11)	26
47,559	2.05	2.06	2.08	(0.08)	(0.11)	13
34,582	2.08	2.09	2.10	(0.11)	(0.12)	16

5,774	2.24	2.24	2.24	(0.54)	(0.54)	76
6,530	2.06	2.06	2.06	(0.25)	(0.25)	57
9,585	2.09	2.09	2.09	(0.20)	(0.20)	26
14,869	2.12	2.13	2.16	(0.12)	(0.15)	13
22,498	2.06	2.07	2.07	(0.08)	(0.08)	16

38,147	1.17+	1.17+	1.17+	3.94+	3.94+	131++
52,951	1.17	1.17	1.17	3.52	3.52	136
55,829	1.15	1.16	1.16	3.60	3.60	174
38,175	1.25	1.26	1.26	3.73	3.73	204
38,193	1.26	1.28	1.28	3.21	3.21	254

8,782	1.92+	1.93+	1.93+	3.21+	3.21+	131++
13,497	1.99	1.99	1.99	2.73	2.73	136
14,037	1.98	1.98	1.98	2.78	2.78	174
12,007	2.12	2.13	2.13	2.87	2.87	204
10,403	2.04	2.07	2.07	2.43	2.43	254

5,771	1.59+	1.60+	1.60+	3.49+	3.49+	131++
9,114	1.84	1.84	1.84	2.90	2.90	136
9,875	1.84	1.85	1.85	2.91	2.91	174
6,540	2.23	2.24	2.24	2.74	2.74	204
7,479	2.23	2.25	2.25	2.24	2.24	254

67

Financial Highlights
[Continued]

			Income From Investment Operations				Less Distributions
		Net asset	Net	Net gains or losses		Dividends

Fund/	Fiscal year	value,	investment	on securities		(both Total from	(from net Distributions		Net asset	Total

Share	(period	beginning of	income	realized and	investment	investment	(from realized	Total	value,	return
Class	ended)	period	(loss)	unrealized)	operations	income)	gains)	distributions	end of period	(%)

Government Securities Class A
	11/30/03	10.34	0.38	0.12	0.50	0.46	-	0.46	10.38	4.85
	11/30/04	10.38	0.39	0.10	0.49	0.45	-	0.45	10.42	4.80
	11/30/05	10.42	0.43	(0.21)	0.22	0.45	-	0.45	10.19	2.08
	11/30/06	10.19	0.47	0.06	0.53	0.48	-	0.48	10.24	5.41

	11/30/07	10.24	0.48	0.15	0.63	0.48	-	0.48	10.39	6.36

Government Securities Class C
	11/30/06	9.96	0.17	0.29	0.46	0.18	-	0.18	10.24	4.62++

	11/30/07	10.24	0.33	0.13	0.46	0.32	-	0.32	10.38	4.56

Growth Leaders Class A
	06/30/03	8.87	(0.08)	(0.70)	(0.78)	-	-	-	8.09	(8.79)
	06/30/04	8.09	(0.09)	1.47	1.38	-	-	-	9.47	17.06
	06/30/05	9.47	(0.08)	(0.08)	(0.16)	-	-	-	9.31	(1.69)
	06/30/06	9.31	(0.06)	1.34	1.28	-	-	-	10.59	13.75
	11/30/06I	10.59	0.01	0.56	0.57	-	-	-	11.16	5.38++
	11/30/07	11.16	(0.01)	2.15	2.14	0.01	-	0.01	13.29	19.14

Growth Leaders Class C
	06/30/06	10.95	(0.04)	(0.34)	(0.38)	-	-	-	10.57	(3.47)++
	11/30/06I	10.57	(0.04)	0.55	0.51	-	-	-	11.08	4.82++

	11/30/07	11.08	(0.31)	2.09	1.78	-	-	-	12.86	16.06

International Equity Class A
	11/30/03	11.83	0.16	2.09	2.25	0.19	0.07	0.26	13.82	19.61
	11/30/04	13.82	0.20	3.17#	3.37	0.14	-	0.14	17.05	24.58#
	11/30/05	17.05	0.21	1.56	1.77	0.17	-	0.17	18.65	10.43
	11/30/06	18.65	0.17	4.42	4.59	0.24	1.00	1.24	22.00	26.04
	11/30/07	22.00	0.20	3.58	3.78	0.18	1.89	2.07	23.71	18.72

International Equity Class B
	11/30/03	11.57	0.01	2.05	2.06	0.03	0.07	0.10	13.53	18.03
	11/30/04	13.53	0.06	3.07#	3.13	-	-		16.66	23.13#
	11/30/05	16.66	0.03	1.50	1.53	-	-		18.19	9.18
	11/30/06	18.19	(0.05)	4.32	4.27	0.03	1.00	1.03	21.43	24.62

	11/30/07	21.43	(0.02)	3.47	3.45	-	1.89	1.89	22.99	17.45

International Equity Class C
	11/30/03	11.63	(0.04)	2.07	2.03	-	0.07	0.07	13.59	17.64
	11/30/04	13.59	(0.01)	3.14#	3.13	-	-	-	16.72	23.03#
	11/30/05	16.72	0.01	1.52	1.53	-	-	-	18.25	9.15
	11/30/06	18.25	(0.11)	4.39	4.28	-	1.00	1.00	21.53	24.55
	11/30/07	21.53	(0.02)	3.49	3.47	-	1.89	1.89	23.11	17.47

68

Financial Highlights
[Continued]
			Ratios/ Supplemental Data

			Ratio of expenses to		Ratio of net investment income
			average		(loss)	Portfolio
		Ratio of expenses to	net assets before	Ratio of net	to average net assets before
Net assets at	Ratio of expenses	average net assets	contractual	Investment income	contractual and voluntary	turnover
end of period	to average net	before custodian fee	and voluntary expense	(loss) to average net	expense	rate
(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)

102,713	0.94	0.95	0.98	3.62	3.59	576
104,738	0.97	0.98	0.98	3.78	3.78	473
204,868	1.00	1.02	1.02	4.09	4.09	505
214,374	0.98	0.99	0.99	4.68	4.68	678
249,248	0.98	0.99	0.99	4.70	4.70	464

567	2.64+	2.64+	2.64+	3.15+	3.15+	678++
5,035	2.35	2.36	2.36	3.30	3.30	464

9,280	1.75	1.75	3.09	(1.25)	(2.59)	154
10,916	1.75	1.75	2.58	(0.91)	(1.74)	172
7,936	1.75	1.75	3.00	(0.77)	(2.02)	200
8,043	1.75	1.76	3.09	(0.60)	(1.94)	157
11,257	1.45+	1.51+	1.67+	0.14+	(0.02)+	30++
17,783	1.45	1.48	1.73	(0.19)	(044)	75

385	2.79+	2.81+	3.62+	(1.16)+	(1.97)+	157++
439	2.43+	2.49+	2.64+	(0.87)+	(1.03)+	30++
1,580	3.89	3.92	4.17	(2.58)	(2.84)	75

86,913	1.34	1.35	1.35	1.38	1.38	28
109,959	1.30	1.31	1.31	1.34	1.34	28
113,349	1.30	1.32	1.32	1.29	1.29	23
149,605	1.35	1.39	1.39	0.86	0.86	63
159,017	1.36	1.37	1.37	1.00	1.00	31

11,255	2.66	2.67	2.67	0.13	0.13	28
11,802	2.44	2.45	2.45	0.22	0.22	28
12,054	2.40	2.42	2.42	0.21	0.21	23
13,045	2.45	2.49	2.49	(0.20)	(0.20)	63
11,353	2.42	2.44	2.44	(0.10)	(0.10)	31

1,856	2.95	2.96	2.96	(0.24)	(0.24)	28
3,394	2.53	2.54	2.54	0.17	0.17	28
2,867	2.47	2.49	2.49	0.18	0.18	23
5,223	2.51	2.56	2.56	(0.26)	(0.26)	63
8,173	2.41	2.43	2.43	(0.07)	(0.07)	31

69

Financial Highlights
[Continued]
				Income From Investment Operations				Less Distributions
		Net asset	Net	Net gains or losses	Total	Dividends	Distributions
Fund/		value,	investment on securities	(both	from	(from net	(from		Net asset	Total
Share	Fiscal year	beginning	income	realized and	investment	Investment	realized	Total	value,	return
Class	(period	of period	(loss)	unrealized)	operations	income)	gains)	distributions	end of period	(%)
	ended)
Mid Cap Growth Class A
	11/30/03	$10.32	$ (0.10)	$ 3.42	$ 3.32	$ -	$ -	$ -	$13.64	32.17
	11/30/04	13.64	(0.12)	1.45	1.33	-	-	-	14.97	9.75
	11/30/05	14.97	(0.09)	0.93	0.84	-	-	-	15.81	5.61
	11/30/06	15.81	(0.10)	1.24	1.14	-	-	-	16.95	7.21
	11/30/07	16.95	(0.12)	2.83	2.71	-	-	-	19.66	15.99
Mid Cap Growth Class B
	11/30/03	9.76	(0.22)	3.20	2.98	-	-	-	12.74	30.53
	11/30/04	12.74	(0.24)	1.35	1.11	-	-	-	13.85	8.71
	11/30/05	13.85	(0.23)	0.85	0.62	-	-	-	14.47	4.48
	11/30/06	14.47	(0.24)	1.14	0.90	-	-	-	15.37	6.22
	11/30/07	15.37	(0.29)	2.53	2.24	-	-	-	1761	14.57
Mid Cap Growth Class C
	11/30/03	9.99	(0.25)	3.27	3.02	-	-	-	13.01	30.23
	11/30/04	13.01	(0.30)	1.37	1.07	-	-	-	14.08	8.22
	11/30/05	14.08	(0.26)	0.86	0.60	-	-	-	14.68	4.26
	11/30/06	14.68	(0.26)	1.15	0.89	-	-	-	15.57	6.06

	11/30/07	15.57	(0.33)	2.58	2.25	-	-	-	1782	14.45

Mid Cap Value Class A
	10/31/03	8.94	0.02	2.88	2.90	0.05	-	0.05	11.79	32.57
	10/31/04	11.79	0.08	2.11	2.19	0.02	-	0.02	13.96	18.58
	10/31/05	13.96	(0.11)	2.79	2.68	0.06	0.63	0.69	15.95	19.78A.
	10/31/06	15.95	(0.01)	2.01	2.00	-	2.18	2.18	15.77	13.87
	10/31/07	15.77	0.07	3.84	3.91	-	0.95	0.95	18.73	25.87
	11/30/0710	18.73	-	(1.37)	(1.37)	-			17.36	(7.31)++
Mid Cap Value Class C
	10/31/03	8.88	(0.06)	2.87	2.81	-	-	-	11.69	31.64
	10/31/04	11.69	(0.02)	2.09	2.07	-	-	-	13.76	17.72
	10/31/05	13.76	(0.20)	2.73	2.53	-	0.63	0.63	15.66	18.86A.
	10/31/06	15.66	(0.12)	1.97	1.85	-	2.18	2.18	15.33	13.09
	10/31/07	15.33	(0.05)	3.71	3.66	-	0.95	0.95	18.04	24.93
	11/30/0710	18.04	-	(1.33)	(1.33)	-	-	-	16.71	(7.37)++
	)

70

Financial Highlights
[Continued]

			Ratios/ Supplemental Data
					Ratio of net investment income
		Ratio of expenses to Ratio of expenses to average		Ratio of net	(loss)
Net assets at	Ratio of expenses	average net assets	net assets before contractual	Investment income	to average net assets before	Portfolio

end of period	to average net	before custodian fee	and voluntary expense	(loss) to average net contractual and voluntary expense turnover
						rate
(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)
$137,019	1.31	1.31	1.31	(0.98)	(0.98)	116
147,021	1.24	1.24	1.24	(0.90)	(0.90)	98
166,181	1.24	1.25	1.25	(0.60)	(0.60)	160
149,787	1.32	1.33	1.33	(0.61)	(0.61)	83
140,380	1.34	1.36	1.36	(0.63)	(0.63)	85
28,615	2.46	2.47	2.47	(2.13)	(2.13)	116
26,608	2.19	2.20	2.20	(1.86)	(1.86)	98
24,820	2.28	2.30	2.30	(1.65)	(1.65)	160
17,073	2.35	2.36	2.36	(1.63)	(1.63)	83
11,844	2.51	2.53	2.53	(1.78)	(1.78)	85
1,951	2.71	2.72	2.72	(2.39)	(2.39)	116
2,873	2.60	2.61	2.61	(2.27)	(2.27)	98
4,869	2.48	2.50	2.50	(1.84)	(1.84)	160
3,997	2.48	2.49	2.49	(1.76)	(1.76)	83
4,997	2.64	2.65	2.65	(1.95)	(1.95)	85
3,356	1.35	1.35	1.60	(0.03)	(0.28)	45
6,121	1.35	1.35	1.44	0.56	0.47	31
4,538	1.34	1.34	1.35	(0.74)	(0.75)	53
4,169	1.35	1.35	1.38	(0.05)	(0.08)	35
23,604	1.55	1.55	1.59	0.38	0.42	33
24,778	1.80+	1.81+	1.81+	0.09 +	0.09+	3++
4,013	2.10	2.10	2.35	(0.81)	(1.06)	45
6,330	2.10	2.10	2.19	(0.19)	(0.28)	31
9,040	2.09	2.09	2.10	(1.33)	(1.34)	53
9,425	2.10	2.10	2.13	(0.79)	(0.82)	35
13,321	2.16	2.17	2.20	(0.30)	(0.27)	33
14,248	2.03+	2.04+	2.04+	(0.11)+	(0.11)+	3++

71

Financial Highlights
[Continued]
				Income From Investment Operations					Less Distribution

		Net asset
Fund/	Fiscal year	value,	Net	Net gains or losses		Dividends	Distribution
		beginning	investment	on securities (both	Total from	(from net	(from		Net asset	Total
Share	(period	of	income	realized and	investment	investment	realized	Total	value,	return
Class	ended)	period	(loss)	unrealized)	operations	income)	gains)	distributions end	of period	(%)

Short Maturity Government Class A
	11/30/03	$9.78 $	0.22	$ (0.05)	$ 0.17	$ 0.41	$ -	$ 0.41	$9.54	1.79
	11/30/04	9.54	0.29	(0.04)	0.25	0.42	-	0.42	9.37	2.64
	11/30/05	9.37	0.31	(0.21)	0.10	0.40	-	0.40	9.07	1.09
	11/30/06	9.07	0.37	(0.01)	0.36	0.42	-	0.42	9.01	4.11

	11/30/07	9.01	0.37	0.08	0.45	0.42	-	0.42	9.04	5.16

Short Maturity Government Class S
	11/30/05	9.28	0.21	(0.15)	0.06	0.27	-	0.27	9.07	0.58++
	11/30/06	9.07	0.33	(0.01)	0.32	0.38	-	0.38	9.01	3.64

	11/30/07	9.01	0.33	0.08	0.41	0.38	-	0.38	9.04	4.60

Small Company Class A
	11/30/03	5.17	(0.02)	1.59	1.57	-	-	-	6.74	30.37
	11/30/04	6.74	(0.02)	1.19	1.17	-	0.09	0.09	782	17.54
	11/30/05	782	(0.03)	0.74	0.71	-	0.49	0.49	8.04	9.67
	11/30/06	8.04	(0.02)	1.20	1.18	-	0.71	0.71	8.51	16.05

	11/30/07	8.51	-	0.66	0.66	-	0.97	0.97	8.20	8.74

Small Company Class B
	11/30/03	4.69	(0.07)	1.44	1.37	-	-	-	6.06	29.21
	11/30/04	6.06	(0.08)	1.07	0.99	-	0.09	0.09	6.96	16.52
	11/30/05	6.96	(0.08)	0.65	0.57	-	0.49	0.49	704	8.79
	11/30/06	704	(0.08)	1.03	0.95	-	0.71	0.71	728	14.97
	11/30/07	728	(0.06)	0.56	0.50	-	0.97	0.97	6.81	7.90

Small Company Class C
	11/30/03	5.09	(0.06)	1.55	1.49	-	-	-	6.58	29.27
	11/30/04	6.58	(0.08)	1.16	1.08	-	0.09	0.09	757	16.58
	11/30/05	757	(0.09)	0.71	0.62	-	0.49	0.49	7.70	8.75
	11/30/06	7.70	(0.08)	1.14	1.06	-	0.71	0.71	8.05	15.11
	11/30/07	8.05	(0.06)	0.62	0.56	-	0.97	0.97	764	7.88

U.S. Treasury Money Market Class A
	11/30/03	$1.00	$ 0.0032	$ -	0.0032	$ 0.0032	$ -	0.0032	$1.00	0.32
	11/30/04	1.00	0.0038	-	0.0038	0.0038	-	0.0038	1.00	0.38
	11/30/05	1.00	0.0198	-	0.0198	0.0198	-	0.0198	1.00	2.00
	11/30/06	1.00	0.0381	-	0.0381	0.0381	-	0.0381	1.00	3.88

	11/30/07	1.00	0.0391	-	0.0391	0.0391	-	0.0391	1.00	3.98

U.S. Treasury Money Market Class B
	11/30/03	1.00	0.0022	-	0.0022	0.0022	-	0.0022	1.00	0.22
	11/30/04	1.00	0.0015	-	0.0015	0.0015	-	0.0015	1.00	0.15
	11/30/05	1.00	0.0169	-	0.0169	0.0169	-	0.0169	1.00	1.70
	11/30/06	1.00	0.0340	-	0.0340	0.0340	-	0.0340	1.00	3.46
	11/30/07	1.00	0.0354	-	0.0354	0.0354	-	0.0354	1.00	3.60

72

Financial Highlights
[Continued]
					Ratios/ Supplemental Data

		Ratio of expenses to Ratio of expenses to average		Ratio of net	Ratio of net investment income (loss)
Net assets	Ratio of	average net assets	net assets before contractual	Investment	to average net assets before	Portfolio
end of				(loss) to		turnover
	to average net before custodian fee		and voluntary expense		contractual and voluntary expense
period				average net		rate
(000	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)
omitted)

$367,541	0.81	0.81	1.06	2.24	1.99	119
322,431	0.91	0.91	1.07	3.06	2.90	136
259,386	1.05	1.06	1.09	3.39	3.36	113
185,410	1.06	1.08	1.08	4.02	4.02	90
147,329	1.07	1.09	1.09	4.17	4.17	21

18,323	1.44+	1.45+	1.45+	3.21+	3.21+	113++
9,025	1.48	1.48	1.48	3.60	3.60	90
6,873	1.58	1.59	1.59	3.66	3.66	21

689,720	1.19	1.20	1.20	(0.29)	(0.29)	36
1,063,847	1.12	1.12	1.12	(0.31)	(0.31)	53
1,092,186	1.12	1.13	1.13	(0.31)	(0.31)	64
1,226,831	1.13	1.13	1.13	(0.29)	(0.29)	53
1,223,641	1.13	1.13	1.13	(0.01)	(0.01)	47

102,522	2.16	2.16	2.16	(1.24)	(1.24)	36
144,580	2.03	2.04	2.04	(1.23)	(1.23)	53
147,266	2.01	2.01	2.01	(1.19)	(1.19)	64
143,830	1.99	2.00	2.00	(1.16)	(1.16)	53
117,562	2.00	2.01	2.01	(0.87)	(0.87)	47

90,383	2.03	2.03	2.03	(1.13)	(1.13)	36
165,175	1.93	1.93	1.93	(1.12)	(1.12)	53
157,861	1.94	1.94	1.94	(1.12)	(1.12)	64
166,878	1.94	1.94	1.94	(1.10)	(1.10)	53
186,560	1.97	1.98	1.98	(0.87)	(0.87)	47

$79,511	0.78	0.78	0.79	0.32	0.31	-
79,107	0.75	0.75	0.77	0.38	0.37	-
82,961	0.77	0.78	0.80	1.99	1.97	-
69,166	0.82	0.83	0.83	3.80	3.80	-
58,483	0.92	0.93	0.93	3.93	3.93	-

5,946	0.87	0.87	1.09	0.24	0.02	-
4,543	0.98	0.98	1.21	0.15	(0.09)	-
3,880	1.06	1.07	1.37	1.66	1.37	-
2,881	1.24	1.25	1.44	3.39	3.20	-
2,495	1.29	1.30	1.58	3.56	3.28	-

73

Shareholder Reports
Additional information about the Funds’ investments is or will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1-800-282-FUND (3863).

Statement of Additional Information
The Funds’ Statement of Additional Information contains further information about the Funds, including a description of the
Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

The Funds’ Statement of Additional Information is also available at the Funds’ website at www.sentinelinvestments.com.
Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the
SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different.

Mail and correspondence should be addressed to:
Sentinel Funds	Sentinel Funds c/o Sentinel Administrative Services, Inc.
One National Life Drive	P.O. Box 1499
Montpelier, VT 05604	Montpelier, VT 05604-1499

Investment Advisor	Counsel
Sentinel Asset Management, Inc.	Sidley Austin LLP
One National Life Drive	787 Seventh Avenue
Montpelier, VT 05604	New York, NY 10019

Principal	Independent Registered
Underwriter	Public Accounting Firm
Sentinel Financial Services Company	PricewaterhouseCoopers LLP
One National Life Drive	300 Madison Avenue
Montpelier, VT 05604	New York, NY 10017

Transfer and Dividend Disbursing	Custodian
Agent and Administrator

Sentinel Administrative	State Street Bank & Trust
Services, Inc.	Company
One National Life Drive	801 Pennsylvania Avenue
Montpelier, VT 05604	Kansas City, MO 64105
800-282-FUND (3863)

Investment Company Act File No. 811- 00214